     As filed with the Securities and Exchange Commission on 25 April 2001

                                                       Registration No. 33-75776
                                                                        811-7982


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                        POST-EFFECTIVE AMENDMENT NO. 7
                                      TO
                                   FORM S-6

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                   OF 1933 OF SECURITIES OF UNIT INVESTMENT
                       TRUSTS REGISTERED ON FORM N-8B-2

             SEPARATE ACCOUNT C OF PARAGON LIFE INSURANCE COMPANY
                          (Exact Name of Registrant)

                        PARAGON LIFE INSURANCE COMPANY
                         100 South Brentwood Boulevard
                             St. Louis, MO  63105
                    (Address of Principal Executive Office)


                         Matthew P. McCauley, Esquire
                        Paragon Life Insurance Company
                               700 Market Street
                             St. Louis, MO  63101
              (Name and Address of Agent for Service of Process)

                                   Copy to:

                           Stephen E. Roth, Esquire
                        Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Ave., N.W.
                         Washington, D.C.  20004-2404

It is proposed that this filing will become effective (check appropriate space)

[ ]  immediately upon filing pursuant to paragraph (b), of Rule 485

[X]  1 May 2001 pursuant to paragraph (b) of Rule 485

[ ]  6 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on (date), pursuant to paragraph (a)(1) of Rule 485

[ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485

[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

Title of securities being registered: Group and Individual Flexible Premium Variable Life Insurance Policies.


33-75776

                                                        Variable Insurance
                                                        Products Funds
            . GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

              Prospectus dated May 1, 2001

                                                                      50413 Com

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
                         PARAGON LIFE INSURANCE COMPANY
                              100 South Brentwood
                              St. Louis, MO 63105
                                 (314) 862-2211

This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "Paragon," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

The Policies are designed to provide lifetime insurance protection to age 95 and provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. Flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner can allocate net premiums among several investment portfolios ("Funds") with different investment objectives.

The Policy provides for: (1) a value upon surrendering the Policy; (2) loans; and (3) a death benefit payable on the Insured's death. As long as the Policy remains in force, the death benefit payable on the Insured's death will not be less than the Face Amount of the Policy. The Policy will remain in force so long as there is enough value to pay certain monthly charges.

The Owner may allocate net premiums to one or more of the Divisions of Separate Account C (the "Separate Account"). The Policy value will vary to reflect the investment experience of the Divisions selected by the Owner. Depending on the death benefit option elected, portions of the death benefit may also vary. The Owner bears the entire investment risk under the Policies; there is no minimum guaranteed value.

Each of the 14 Divisions of the Separate Account will invest in one of the corresponding Funds of either Variable Insurance Products Fund, Variable Insurance Products Fund II, or Variable Insurance Products Fund III investment companies:

                  FUND                                    FUND
--------------------------------------------------------------------------------
 VIP Money Market Portfolio              VIP II Index 500 Portfolio
 VIP High Income Portfolio               VIP II Contrafund Portfolio
 VIP Equity-Income Portfolio             VIP II Asset Manager: Growth
 VIP Growth Portfolio                    Portfolio
 VIP Overseas Portfolio                  VIP III Growth & Income Portfolio
 VIP II Investment Grade Bond Portfolio  VIP III Balanced Portfolio
 VIP II Asset Manager Portfolio          VIP III Growth Opportunities
                                         Portfolio
--------------------------------------------------------------------------------
                                         VIP III Mid Cap Portfolio

                The date of this Prospectus is May 1, 2001.

Please read this Prospectus carefully and keep it. A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus.

It may not be a good decision to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Summary..................................................................   4
The Company The Separate Account, and The Funds..........................  10
  The Company
  The Separate Account
  The Funds
  Addition, Deletion, or Substitution of Investments
Payment and Allocation of Premiums.......................................  13
  Issuance of a Policy
  Premiums
  Allocation of Net Premiums and Cash Value
  Policy Lapse and Reinstatement
Policy Benefits..........................................................  18
  Death Benefit
  Cash Value
Policy Rights and Privileges.............................................  23
  Exercising Rights and Privileges Under the Policies
  Loans
  Surrender and Partial Withdrawals
  Transfers
  Right to Examine Policy
  Conversion Right to a Fixed Benefit Policy
  Eligibility Change Conversion
  Payment of Benefits at Maturity
  Payment of Policy Benefits
Charges and Deductions...................................................  28
  Sales Charges
  Premium Tax Charge
  Monthly Deduction
  Partial Withdrawal Transaction Charge
  Separate Account Charges
General Matters Relating to the Policy...................................  31
Distribution of the Policies.............................................  35
General Provisions of the Group Contract.................................  35
Federal Tax Matters......................................................  36
Safekeeping of the Separate Account's Assets.............................  39
Voting Rights............................................................  39
State Regulation of the Company..........................................  40
Management of the Company................................................  41
Legal Matters............................................................  42
Legal Proceedings........................................................  42
Experts..................................................................  42
Additional Information...................................................  42
Definitions..............................................................  42
Financial Statements..................................................... F-1
Appendix A............................................................... A-1

                 The Policies are not available in all states.

                             SUMMARY OF THE POLICY

The following summary of Prospectus information should be read with the detailed information which follows in this Prospectus. Unless we provide otherwise, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

The Policy

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in three situations.

  . First--Policies in the form of Certificates are issued pursuant to Group
    Contracts entered into between the Company and Contractholders (see "General Provisions of the Group Contract");

  . Second--Individual Policies can be issued in connection with employer-sponsored insurance programs where Group Contracts are not issued; and

  . Third--Individual Policies can be issued in connection with Corporate
    Programs, where Group Contracts are not issued.

The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. Generally, only an employee is eligible to be an Insured under an Executive Program Policy. An Executive Program Policy is issued with a maximum Face Amount in excess of $500,000 under a Group contract or an employer-sponsored insurance program. If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end (see "Payment and Allocation of Premiums--Issuance of a Policy").

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. In Corporate Programs only the Owner will remit planned and additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

The Policies are "variable" policies because, unlike the fixed benefits under other types of life insurance contracts, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment experience of the Funds underlying the Divisions to which the Owner has allocated net premium payments. So long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Right to Examine Policy

The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner, whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by state law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

The Separate Account

The Owner may allocate the net premiums to one or more Divisions. See "The Company, The Separate Account and The Funds" for a complete description of the available Funds. An Owner may change future allocations of net premiums at any time by notifying the Company directly.

Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

Premiums

An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth ( 1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to start a Policy. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors.

  . Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer.

  . In Corporate Programs, the Owner will pay premiums generally on a schedule agreed to by the Company.

However, as discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

A Policy will lapse (and terminate without value) when the Cash Surrender Value is not enough to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Death Benefit

Death benefit proceeds are payable to the Beneficiary when the Insured dies or to the Owner, prior to the Insured's death under circumstances described in available riders. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") Two death benefit options are available, as follows:

  . Under the "Level Type" death benefit, the death benefit is the Face
    Amount of the Policy or, if greater, the applicable percentage of Cash Value; and

  . Under the "Increasing Type" death benefit, the death benefit is the Face
    Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value.

So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. (See "Policy Benefits--Death Benefit.")

The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive or Corporate Program Policies. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

Riders

Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an acceleration of death benefits rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. Generally, Corporate Programs have none of the additional benefits described above. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") We will deduct the cost of these additional insurance benefits from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Cash Value

The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, Loan Account interest rate credited, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

Charges and Deductions

Premium Expense. Generally, there are no sales charges under a Policy. However, we deduct an additional charge on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The additional charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

Premium Tax Charge. We deduct a charge of 2% from all premiums paid to cover state premium taxes. (See "Charges and Deductions--Premium Tax Charge." However a charge of 2 1/4 percent from all premiums paid to cover state premium taxes may be deducted in connection with Executive Programs and Corporate Programs.)

Monthly Deduction. We make a monthly deduction from the Policy's Cash Value in the Separate Account. The monthly deduction includes the following:

  . Administrative Charge. We deduct an administrative charge (see the specification pages of the Policy) based on (1) the number of Insureds covered under a Group Contract or other employer-sponsored insurance program, and (2) the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  . Cost of Insurance Charge. We deduct a cost of insurance charge calculated on each Monthly Anniversary. We determine monthly cost of insurance rates based upon expectations as to future mortality experience. For a discussion of the factors affecting the rate class of the Insured and cost of insurance charge, see "Charges and Deductions--Monthly Deduction--Cost of Insurance."

  . A charge for any additional insurance benefits provided by a rider.

Separate Account Charges.

  . Mortality and Expense Risk Charge. We deduct a daily charge not to exceed
    .0024547% (an annual rate of .90%) of the net assets of each Division for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  . Federal Taxes. No charges are currently made for federal or state income taxes. (See "Federal Tax Matters.")

  . Annual Expenses of the Funds. The value of the assets of the Divisions will reflect the management fee and other expenses incurred by the Funds. The following table describes the Fund fees and expenses as a percentage of net assets (after fee waiver and reimbursement as applicable) for the year ended December 31, 2000. The prospectus for each Fund contains more detail concerning a Fund's fees and expenses. (See "The Company, The Separate Account and The Funds.")

                                                                         Total
                                                    Management  Other    Annual
                          Fund                         Fees    Expenses Expenses
      Fidelity Variable Insurance Products Fund
       VIP Money Market Portfolio(/1/)............    0.27%     0.08%    0.35%
       VIP High Income Portfolio..................    0.58%     0.10%    0.68%
       VIP Equity-Income Portfolio(/8/)...........    0.48%     0.08%    0.56%
       VIP Growth Portfolio(/8/)..................    0.57%     0.08%    0.65%
       VIP Overseas Portfolio(/8/)................    0.72%     0.17%    0.89%
      Fidelity Variable Insurance Products Fund II
       VIP II Investment Grade Bond Portfolio.....    0.43%     0.11%    0.54%
       VIP II Asset Manager Portfolio.............    0.53%     0.08%    0.61%
       VIP II Index 500 Portfolio(/6/)............    0.24%     0.09%    0.33%
       VIP II Contrafund Portfolio(/8/)...........    0.57%     0.09%    0.66%
       VIP II Asset Manager: Growth
        Portfolio(/8/)............................    0.58%     0.11%    0.69%
      Fidelity Variable Insurance Products Fund
       III
       VIP III Growth & Income
        Portfolio(/8/)............................    0.48%     0.10%    0.58%
       VIP III Balanced Portfolio(/8/)............    0.43%     0.15%    0.58%
       VIP III Growth Opportunities
        Portfolio(/8/)............................    0.58%     0.10%    0.68%
       VIP III Mid Cap Portfolio(/8/).............    0.57%     0.17%    0.74%

 /1/ The annual class operating expenses provided are based on historical expenses, adjusted to reflect the current management fee structure.

 /6/ The fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed a certain level. Including this reimbursement, the Portfolio's total annual expenses would have been .028%. This arrangement may be discontinued by the fund's manager at any time.

 /8/ Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Including these reductions, the fund's total expenses would have been:

      VIP Equity-Income Portfolio             0.55%
      VIP Growth Portfolio                    0.64%
      VIP Overseas Portfolio                  0.87%
      VIP II Contrafund Portfolio             0.63%
      VIP II Asset Manager: Growth Portfolio  0.68%
      VIP III Balanced Portfolio              0.56%
      VIP III Growth Opportunities Portfolio  0.66%
      VIP III Growth & Income Portfolio       0.57%
      VIP III Mid Cap Portfolio               0.69%

The expense information regarding the Funds was provided by those Funds. We have not independently verified this information. We cannot guarantee that the reimbursements provided by certain Funds will continue.

See "Distribution of the Policies" for information on compensation of persons selling the Policy.

Partial Withdrawal Transaction Charge. We deduct a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," "Policy Rights and Privileges--Surrender and Partial Withdrawals-- Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

Policy Loans

After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender. We transfer a portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a ten percent additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

Surrender and Partial Withdrawals

At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. A partial withdrawal may reduce the Face Amount and the death benefit payable under the Policy by an amount equal to the reduction in the Policy's Cash Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Conversion Right

During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

Eligibility Change Conversion

In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

Illustrations

Illustrations in Appendix A show how death benefits and Cash Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the charges. These rates are not guaranteed. They are illustrative only and do not show past or future performance. If a Policy is surrendered in the early Policy Years, the Cash Value payable will be low compared to premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

Policy Tax Compliance

We intend for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code (the "Code"). Assuming that a Policy qualifies as a life insurance contract under the Code, a Policy Owner should not be taxed for receiving value from the Policy, until there is a distribution from the Policy. Also, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary.

A Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, it will affect the tax advantages offered under the Policy. (See "Federal Tax Matters.")

Specialized Uses of the Policy

Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy Loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy Loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

Questions

If you have any questions, you may write or call the Company at 100 South Brentwood, St. Louis, MO 63105, (314) 862-2211.

                THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies and annuity contracts. As of December 31, 2000, it had assets of $403 million. We are admitted to do business in 49 states and the District of Columbia. Our principal offices are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office"). Our Internal Revenue Service Employer Identification Number is 43-1235869.

We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by Metropolitan Life Insurance Company, a New York insurance company.

Guarantee. The Parent Company agrees to guarantee that we will have sufficient funds to meet all of our contractual obligations. In the event a Policyholder presents a legitimate claim for payment on a Paragon insurance Policy, the Parent Company will pay such claim directly to the Policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall end only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend that this guarantee cover the investment experience or Cash Values of the Policy.

Ratings. We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Fitch. The purpose of the ratings is to reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Fitch may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Advertisements. We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

The Separate Account

We established Separate Account C (the "Separate Account") as a separate investment account on August 1, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies issued by us.

The Separate Account is divided into Divisions. Each Division will invest in Funds as shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, these excess assets may be transferred out of the Separate Account and included in the Company's general assets. Before making any such transfers, the Company will consider any possible adverse impact the transfer may have on the Separate Account.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

The Funds

The Separate Account invests in shares of Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III (together referred to as "VIP, VIP II or VIP III"), a series-type mutual fund registered with the SEC as open-end, diversified management investment companies. The assets of each Fund used by the Policies are held separate from the assets of the other Funds, and each Fund has investment objectives and policies which are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio.

The following summarizes the investment policies of each Fund:

Fidelity Variable Insurance Products Fund

  . VIP Money Market Portfolio

   Investment objective: seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

  . VIP High Income Portfolio

   Investment objective: seeks a high level of current income while also considering growth of capital.

  . VIP Equity-Income Portfolio

   Investment objective: seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.

  . VIP Growth

   Investment objective: seeks capital appreciation.

  . VIP Overseas Portfolio

   Investment objective: seeks long-term growth of capital.

Fidelity Variable Insurance Products Fund II

  . VIP II Investment Grade Bond Portfolio

   Investment objective: seeks as high a level of current income as is consistent with the preservation of capital.

  . VIP II Asset Manager Portfolio

   Investment objective: seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

  . VIP II Index 500 Portfolio

   Investment objective: seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

  . VIP II Contrafund Portfolio

   Investment objective: seeks long-term capital appreciation.

  . VIP II Asset Manager: Growth Portfolio

   Investment objective: seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

Fidelity Variable Insurance Products Fund III

  . VIP III Growth & Income Portfolio

   Investment objective: seeks high total return through a combination of current income and capital appreciation.

  . VIP III Balanced Portfolio

   Investment objective: seeks both income and growth of capital.

  . VIP III Growth Opportunities Portfolio

   Investment objective: seeks to provide capital growth.

  . VIP III Mid Cap Portfolio

   Investment objective: seeks long-term growth of capital.

There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Funds, which must accompany or precede this Prospectus and which should be read carefully. Please also refer to the "Annual Expenses of the Funds" information of this Prospectus for a list of the Funds' annual expenses.

Agreements. We have entered into or may enter into arrangements with certain Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements vary among the Funds and are entered into because of administrative services provided by the Company.

Resolving Material Conflicts. All of the Funds are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of owners of other policies whose cash values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter.

Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (1) eliminate the shares of any of the Funds and (2) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  . Eliminate or combine one or more Divisions;

  . Substitute one Division for another Division; or

  . Transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We may make changes in the Policy by appropriate endorsement in the event of a substitution or change. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  (a) operated as a management company under the 1940 Act;

  (b) deregistered under that Act in the event such registration is no longer required; or

  (c) combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

                       PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

We will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners (and/or Insureds) under the Group Contract so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

The Group Contract will be issued upon receipt of an application for a Group Contract signed by an appropriate officer of the employer and acceptance by us at our Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

Individual Policies, rather than Certificates, will be issued

  (1) to independent contractors of the employer;

  (2) to persons who wish to continue coverage after a Group Contract has terminated;

  (3) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;

  (4) if state law restrictions make issuance of a Group Contract impracticable; or

  (5) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Corporate Programs. Corporate Programs will generally involve Individual Policies. We will issue Policies on the lives of eligible Insureds, (generally employees of a sponsoring employer), and the Owner will usually be the sponsoring employer or its designee.

Issue Ages. A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside the Issue Ages or decline to issue Policies to individuals within the Issue Ages.

Employee Eligibility. In order for an employee to be eligible to purchase a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, we reserve the right to waive or modify the "actively at work" requirement at our discretion.

In addition, the Contractholder may require that an employee must be employed by the employer as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. An independent contractor may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

Guaranteed Issue. Other than in Executive Programs or Corporate Programs, we will issue the Policy and any children's insurance rider applied for by the employee pursuant to our guaranteed issue procedure. We offer the guaranteed issue procedure only when an employee is given the opportunity to purchase a Policy for the first time. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. We may offer guaranteed issue with Executive Programs or Corporate Programs depending upon the number of eligible employees or if other existing insurance coverage is cancelled.

Simplified Underwriting. The employee must submit to a simplified underwriting procedure requiring the employee to respond satisfactorily to certain health questions in the application:

  . where the Face Amount exceeds the guaranteed issue limits;

  . where the Policy has been offered previously to the employee;

  . where the guaranteed issue requirements set forth in the application for Individual Insurance are not met; or

  . in connection with certain programs that may be offered without guaranteed issue

A blood test may be required. This requirement is generally applicable only to Executive Programs or Corporate Programs.

Simplified underwriting must be followed in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, (even when the employee is eligible,) if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason.

Employee's Spouse. If a Policy is to be issued to a spouse, the appropriate application for Individual Insurance must be supplied. We will subject the spouse to the simplified underwriting procedure described above. Guaranteed issue is not available. We generally do not offer spouse coverage under Executive Program Policies or Corporate Program Policies.

Issue Date. The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until:

  . the appropriate application for Individual Insurance is signed;

  . the initial premium has been paid prior to the Insured's death;

  . the Insured is eligible for it; and

  . the information in the application is determined to be acceptable to the Company.

Interim Insurance. Interim Insurance in the amount of insurance applied for may be available prior to the issuance of a Policy which is being underwritten on a guaranteed issue basis up to the Guaranteed Issue Amount. If available, interim insurance will start as of the date of the application. Interim insurance ends on the earliest of the following dates:

  . the date insurance begins on the Policy applied for;

  . the date a Policy other than the Policy applied for is offered to the applicant;

  . the date the Company notifies the applicant that the application for any proposed Insured is declined;

  . 60 days from the date of application; or

  . termination of employment with the Contractholder or sponsoring employer.

Premiums

The initial premium is due on the Issue Date, and usually will be paid by the Contractholder or employer on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") The Owner is not required to pay premiums equal to the planned annual premium.

We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive supporting documentation necessary for us to determine the amount of premium per Policy and the cash premium.

Planned Premium Payments. After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or employer and us.

The amount of the premiums paid by the sponsoring employer or Contractholder will be equal to the amount authorized by the employee. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not always cause the Policy to lapse. The Policy will lapse if the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Unscheduled Premiums. In addition to any planned payments made, an Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") As mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

Continuance of Insurance. Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of Group Contract termination. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums. The new schedule will have the same planned annual premium, and the payment intervals will be no more frequent than quarterly. In Corporate Programs, there will generally be no change in planned or scheduled premiums upon discontinuing the employment of an Insured.

Premium Limitations. Every premium payment paid must be at least $20. Total premiums paid under a Policy may not exceed the current maximum premium limitations established by federal tax laws in any Policy Year. The maximum premium limitation for a Policy Year is the sum of the premiums paid under the Policy that will not at any time exceed the guideline premium limitations referred to in Section 7702(c) of the Internal Revenue Code of 1986. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of the maximum premiums will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received (unless we agree) and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations.

Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, from which withdrawals are treated (for tax purposes) (1) as a distribution of any taxable income under the contract, and (2) as a distribution of nontaxable investment in the contract. Also, such withdrawals may be subject to a 10% federal income tax penalty. We have adopted administrative steps designed to notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's classification as a modified endowment contract. (See "Federal Tax Matters.")

Allocation of Net Premiums and Cash Value

Net Premiums. The net premium equals:

  (1) the premium paid; less

  (2) the premium expense charge;

  (3) any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  (4) the premium tax charge. (See "Charges and Deductions--Sales Charges.")

Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the 14 Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon our receipt of the premiums. However, the minimum percentage, of any allocation to a Division is 10 percent of the net premium, and fractional percentages may not be used.

The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to us. Any change in allocation will take effect immediately upon our receipt of the written notification. No charge is imposed for changing the allocations of future net premiums.

The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

The value of amounts allocated to the Divisions will vary with the investment performance of the Funds underlying the Divisions. The Owner bears the entire investment risk. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

Policy Lapse and Reinstatement

Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium payment will not itself cause a Policy to lapse. However, a Policy can lapse even if planned premiums have been paid. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.") Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement. The Owner may reinstate a lapsed Policy by written application at any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan. The Policy cannot be reinstated if it has been surrendered. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

Death Benefit

As long as the Policy remains in force, we will, (upon proof of the Insured's death), pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract, employer-sponsored insurance program or by termination of an employee's employment.

If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program.

Option A. Under Option A, the death benefit is:

  (1) the current Face Amount of the Policy or, if greater,

  (2) the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                         Applicable
Attained Age             Percentage
------------             ----------
40......................    250%
41......................    243
42......................    236
43......................    229
44......................    222
45......................    215
46......................    209
47......................    203
48......................    197
49......................    191
50......................    185
51......................    178
52......................    171
53......................    164
54......................    157
55......................    150
56......................    146
57......................    142
58......................    138
59......................    134
60......................    130

                         Applicable
Attained Age             Percentage
------------             ----------
61......................    128%
62......................    126
63......................    124
64......................    122
65......................    120
66......................    119
67......................    118
68......................    117
69......................    116
70......................    115
71......................    113
72......................    111
73......................    109
74......................    107
75 to 90................    105
91......................    104
92......................    103
93......................    102
94......................    101
95 or older.............    100

The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

Option B. Under Option B, the death benefit is equal to:

  (1) the current Face Amount plus the Cash Value of the Policy or, if greater,

  (2) the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B provides lower initial Face Amount resulting in earlier cash accumulation.

Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to us with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income because the federal tax law requirements are not satisfied. (See "Federal Tax Matters.")

Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to us. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have federal income tax consequences. (See "Federal Tax Matters.")

Face Amount Decreases. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (see "Payment and Allocation of Premiums"), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet those requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

  (1) The Face Amount provided by the most recent increase;

  (2) The next most recent increases successively; and

  (3) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance").

Face Amount Increases. For an increase in the Face Amount, we require that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions--Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

Cancellation of an Increase. An increase in Face Amount may be cancelled within the later of:

  . 20 days from the date the Owner received the new Policy specifications page for the increase;

  . within 10 days of mailing the right to cancellation notice to the Owner;
    or

  . within 45 days after the application for an increase was signed.

Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges-- Right to Examine Policy.")

Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. Examples include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

(a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

(b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

(c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

(d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

(e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after we receive all documentation required. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")

When no election for an optional method of settlement is in force when the Insured dies, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

Cash Value

The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect:

  . the investment performance of the chosen Divisions;

  . the frequency and amount of net premiums paid;

  . transfers;

  . partial withdrawals;

  . Policy Loans;

  . Loan account interest rate credited; and

  . the charges assessed in connection with the Policy.

An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division will equal:

(1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

(2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

(3) Any loan repayments allocated to the Division during the current Valuation Period; plus

(4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

(5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

(6) Any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus transfer charges if any; minus

(7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

(8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

(1) The value of the assets at the end of the preceding Valuation Period; plus

(2) The investment income and capital gains--realized or unrealized--credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

(3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

(5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

(6) The value of the assets at the end of the preceding Valuation Period.

The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

(1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

(2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

(3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                          POLICY RIGHTS AND PRIVILEGES

Exercising Rights and Privileges Under the Policies

Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying us in writing at our Home Office. We will send all reports and other notices described herein or in the Policy directly to the Owner.

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and

  . (b) is the amount of any outstanding Indebtedness.

Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy-- Postponement of Payments.")

When a Policy Loan is made, Cash Value equal to the amount of the loan and loan interest due will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value, (not including the Cash Value in the Loan Account,) at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than 5%. The rate is declared by action of our management as authorized by our Board of Directors. The Loan Account interest credited will be transferred to the Divisions: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of 8%. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Policy Rights and Privileges Loans--Effect of Policy Loans.") The amount transferred will be deducted from the Divisions in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account.)

Effect of Policy Loans. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "Federal Tax Matters.")

Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of:

  (1) the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value; or

  (2) 31 days after notice that the Policy will terminate without a sufficient payment has been mailed,

If a sufficient payment is not received, the Policy will lapse and terminate without value. A lapsed Policy may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to us. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal of the Policy by sending a written request to us. Any restrictions are described below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received by us. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Surrender. To effect a surrender, the Policy must be returned to us along with the request, or the request must be accompanied by a completed affidavit of lost Policy. Upon request, we can provide a lost Policy Certificate. Upon surrender, we will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or 2% of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account) on the date the request for the partial withdrawal is received.

A partial withdrawal will decrease the Face Amount in two situations. First, if death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

Generally, the partial withdrawal transaction charge will be allocated among the Divisions in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division.

The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be approved.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

Transfers

Under the Company's current rules, a Policy's Cash Value, (not including amounts credited to the Loan Account,) may be transferred among the Divisions available with the Policy. Requests for transfers from or among Divisions must be made in writing directly to us and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.

Right to Examine Policy

The Owner may cancel a Policy within 10 days of after receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-- Postponement of Payments.")

As noted above, a request for an increase in Face Amount (see "Policy Benefits--Death Benefit") also may be cancelled. The request for cancellation must be made within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;
  . 10 days of mailing the right to cancellation notice to the Owner; or .45 days after the Owner signed the application for the increase.

Upon cancellation of an increase, the Owner may request that we refund the amount of the additional charges deducted in connection with the increase. This amount will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase. (See "Charges and Deductions--Monthly Deduction.") If no request is made, we will increase the

Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions in the same manner as it was deducted.

Conversion Right to a Fixed Benefit Policy

Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"), any premium necessary to prevent the Policy from lapsing must be paid us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges-- Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy-- Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

Payment of Policy Benefits

A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written our agreement.

Settlement Options. We may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

Accelerated Death Benefits. We offer certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                             CHARGES AND DEDUCTIONS

We will deduct charges in connection with the Policies to compensate us for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies. We may realize a profit on one or more of these charges. We may use any such profit for any corporate purpose, including, among other things, payments of sales and distribution expenses.

Sales Charges

Prior to allocation of net premiums among the Divisions, premium payments will be reduced by a front-end sales charge ("premium expense charge") equal to 1% of the premium.

In addition, as a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A higher capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such a Policy. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts.

The net premium payment is calculated as the premium payment less:

  . the premium expense charge less;

  . any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  .the premium tax charge (described below).

The sales charges will not change if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge

Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. To cover these premium taxes, premium payments will be reduced by a premium tax charge of 2% from all Policies.

Monthly Deduction

Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account,) on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

Monthly Administrative Charge. We are responsible for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. We assess a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the range of monthly administrative charges under the Policy:

                                                                      Subsequent
   Eligible Employees                                      First Year   Years
   ------------------                                      ---------- ----------
   250-499................................................   $5.00      $2.50
   500-999................................................   $4.75      $2.25
   1,000+.................................................   $4.50      $2.00

For Group Contracts or other employer-sponsored insurance programs (1) with fewer than 250 eligible employees, (2) with additional administrative costs, or
(3) that are offered as Executive Programs or Corporate Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the next Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any increases in Face Amount. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

Cost of Insurance Rates. The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. We will determine the current cost of insurance rates based on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we asume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100% of the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table. Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gener mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

Net Amount at Risk. The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741), less (b) the Cash Value at the beginning of the Policy Month. Dividing the death benefit by 1.0040741 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 5%.

The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Partial Withdrawal Transaction Charge

A transaction charge which is the lesser of $25 or 2% of the amount withdrawn will be assessed on each partial withdrawal, to cover administrative costs incurred in processing the partial withdrawal.

Separate Account Charges

Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate not to exceed .0024547% of the net assets of each Division of the Separate Account. This equals an annual rate of .90% of those net assets. This deduction is guaranteed not to increase for the duration of the Policy. We may realize a profit from this charge and may use this profit to finance distribution expenses.

The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Federal Taxes. Currently no charge is made to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may make such a charge in the future. Charges for other taxes incurred by the Account may also be made. (See "Federal Tax Matters.")

Expenses of the Funds. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Funds. (See "Summary of the Policy--Separate Account Charges--Annual Expenses of the Funds" and "The Company, the Separate Accounts and The Funds--The Funds.")

                     GENERAL MATTERS RELATING TO THE POLICY

Postponement of Payments

Payment of any amount due from the Separate Account because of surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever:

  (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  (2) the SEC by order permits postponement for the protection of Owners; or

  (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

The Contract

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

Control of Policy

The Insured will be the Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

Change of Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received by us. We will not be liable for any payment made or action taken before we receive the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences.

Policy Changes

We reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

Conformity with Statutes

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

Incontestability

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

Assignment

We will be bound by an assignment of a Policy only if: (a) it is in writing;
(b) the original instrument or a certified copy is filed with us at our Home Office; and (c) we send an acknowledged copy to the Owner. We are not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

Suicide

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

Misstatement of Age and Corrections

If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by us that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

HIV Acceleration of Death Benefits Rider. Provides for the Owner's election an accelerated payment, prior to the death of the Insured upon receipt of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. We will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that we receive satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. We will pay the accelerated benefit to the Owner in a single payment in full settlement of the obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to us.

The federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax advisor about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (1) or (2), above, (less any Indebtedness and any term insurance added by other riders) plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

Pursuant to the Health Insurance Portability and Accountability Act of 1996, we believe that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

Maturity Date Endorsement. Provides a change in the maturity date to be the date of death of the Insured, provided the Policy remains in force to that date with sufficient Cash Surrender Value. The guaranteed cost of insurance rate for the last Policy Year in the Policy shall apply for all later Policy Years. (See Federal Tax Matters.)

Records and Reports

We will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Funds and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by us for a nominal fee.

                          DISTRIBUTION OF THE POLICIES

Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with us. Walnut Street is a wholly-owned subsidiary of GenAmerica Corporation, a Missouri general business corporation, which is also a parent company of the Company. GenAmerica Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. Walnut Street's Internal Revenue Service employer identification No. is 43-1333368. It is a Missouri corporation formed May 4, 1984. Walnut Street's address is 400 South 4th Street, Suite 1000, St. Louis, MO. 63102. The Policies will be sold by broker-dealers who have entered into written sales agreements with Walnut Street. Sales of the Policies may take place in all states (except New York) and the District of Columbia.

Broker-dealers will receive commissions based upon a commission schedule in the sales agreement with us and Walnut Street. Broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. Maximum commissions payable to a broker-dealer during the first year of a Group Contract or other employer-sponsored insurance program are (a) 18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In all renewal years of a Group Contract or other employer-sponsored insurance program maximum commissions are (a) 3% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year plus (b) 1% of premiums in excess of the cost of insurance assessed during that Policy Year. In lieu of the part (b) of renewal commissions described above payable on premiums received in excess of the cost of insurance assessed, renewal commissions may be up to 0.25% per year of the average Cash Value of a Policy during a Policy Year or calendar year. In no event will commissions be payable for more than 20 years. In addition, compensation may be paid to the representatives of MetLife for referrals.

                    GENERAL PROVISIONS OF THE GROUP CONTRACT

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Prior to each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges-- Eligibility Change Conversion.")

Termination

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group

Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account, through its decisions, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

  (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

  (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

  (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. We believe that payments received under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

HIV Acceleration of Death Benefit Rider. The tax consequences association with the HIV Acceleration of Death Benefit Rider are uncertain and a tax advisor should be consulted.

Extension of Maturity Date. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

New Guidance on Split Dollar Plans. The IRS has recently issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes

Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

The Company holds assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general assets. We maintain records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote the shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the underlying Funds in its own right, it may elect to do so.

The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the underlying Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the underlying Funds.

Because the Funds serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. We will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that we own as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or we determine that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                        STATE REGULATION OF THE COMPANY

We are a stock life insurance company organized under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines our liabilities and reserves and the liabilities and reserves of the Separate Account and certifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                         MANAGEMENT OF THE COMPANY

            Name             Principal Occupation(s) During Past Five Years/1/
 -------------------------- ---------------------------------------------------
 Executive Officers/2/
    Anthony F. Trani/3/     President and Chief Executive Officer since August
                            2000. Formerly Vice President--Institutional
                            Markets, Metropolitan Life Insurance Company June
                            1998--August 2000. Chief Marketing Officer--
                            Institutional Markets, Metropolitan Life Insurance
                            Company May 1996--June 1998.
    Craig K. Nordyke/3/     Executive Vice President and Chief Actuary since
                            November 1996. Vice President and Chief Actuary
                            August 1990--November 1996.
    Matthew K. Duffy        Vice President and Chief Financial Officer since
                            June 1996. Formerly Director of Accounting,
                            Prudential Insurance Company of America, March
                            1987--June 1996.
    Matthew P. McCauley/3/  Vice President and General Counsel since 1984.
                            Secretary since August 1981. Vice President and
                            Associate General Counsel, General American since
                            December 1995.
    John R. Tremmel         Vice President--Operations and System Development
                            since January 1999. Formerly Chief Operating
                            Officer, ISP Alliance, April 1998--December 1998.
                            Vice President and General Manager of National
                            Operations Centers, Norell Corporation, January
                            1995--March 1998.
    Michael J. McDermott/3/ Vice President--Sales since January 2001. Formerly
                            Vice President--Institutional Markets, Metropolitan
                            Life Insurance Company June 1998--January 2001.
                            Regional Vice President--Institutional Markets,
                            Metropolitan Life Insurance Company, May 1996--June
                            1998.
    Directors/4/
    Nicholas D. Latrenta    Senior Vice President--Institutional Business
                            Operations since October 1, 2000. Formerly Senior
                            Vice President International Operations March
                            1999--October 2000. Senior Vice President--
                            Institutional Business May 1997--March 1999. Vice
                            President--Institutional Business May 1996--May
                            1997.
    Roy C. Albertalli       Chief Counsel--Institutional Business Operations
                            since June 2000. Formerly Vice President and
                            Associate General Counsel--Institutional Business
                            Operations May 1996--June 2000.
    Eugene Marks, Jr.       Senior Vice President--Institutional Business
                            Operations Since January 1998. Formerly Vice
                            President--Institutional Business Operations
                            November 1990--January 1998.
    Stanley J. Talbi        Senior Vice President and Chief Actuary--Corporate
                            Actuarial and Corporate Risk Management sine July
                            2000. Formerly Senior Vice President and Chief
                            Financial Officer--Institutional Business
                            Operations January 1997--July 2000. Vice President
                            and Senior Actuary--Group and Individual Retirement
                            and Savings Business Operations January 1993--
                            January 1997.
    Michael W. Witwer       Vice President--Life Products since March 1995.
                            Formerly Regional Vice President--North Central
                            Region May 1992--February 1995.

--------

/1/All positions listed are with the Company unless otherwise indicated.

/2/The principal business address of each person listed is Paragon Life Insurance Company, 100 South Brentwood Boulevard, St. Louis, MO 63105; except Matthew P. McCauley--General American Life Insurance Company, 700 Market Street, St. Louis, MO 63101.

/3/Indicates Executive Officers who are also Directors.

/4/All positions listed for Directors are with Metropolitan Life Insurance Company with the principal business address of One Madison Avenue, New York, NY 10010; except for Michael W. Witwer--Metropolitan Life Insurance Company, 501 U.S. Highway 22, Bridgewater, NJ 08807.

                                 LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to aspects of federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the Parent Company's resolution concerning Policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

The financial statements as of and for the year ended December 31, 2000 of the Company and the Separate Account included in this Prospectus and in the registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Company as of and for the two-years ended December 31, 1999 and the Separate Account for the two-years ended December 31, 1999 included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                             ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                  DEFINITIONS

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Corporate Program--A category of Policies available, usually as an Individual Policy, in which the sponsoring employer or its designated trust is generally the Owner of the Policy.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge and any charge for premium taxes.

Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

Separate Account--The Separate Account C, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving and the day before Christmas when the Company is closed.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                       INDEPENDENT AUDITORS' REPORT

Board of Directors of Paragon Life Insurance Company:

  We have audited the accompanying balance sheet of Paragon Life Insurance Company (the "Company") as of December 31, 2000 (Successor Company balance sheet), and the related statements of operations and comprehensive income
(loss), stockholder's equity, and cash flows for the year ended December 31, 2000 (Successor Company operations). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of the Company for the years ended December 31, 1999 and 1998 (Predecessor Company operations) were audited by other auditors whose report dated March 10, 2000 expressed an unqualified opinion on those statements.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, such 2000 financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 2000 and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

  As more fully discussed in Note 1 to the financial statements, the Predecessor Company was acquired in a business combination accounted for as a purchase. As a result of the acquisition, the financial statements for the period subsequent to the acquisition are presented on a different basis of accounting than those for the period prior to the acquisition and, therefore, are not directly comparable.

Deloitte & Touche LLP

St. Louis, Missouri

March 7, 2001

[KPMG LOGO]

                          Independent Auditors' Report

The Board of Directors
Paragon Life Insurance Company:

  We have audited the accompanying balance sheet of Paragon Life Insurance Company as of December 31, 1999 and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the years in the two-year period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1999, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

  /s/ KPMG

March 10, 2000



            KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                      PARAGON LIFE INSURANCE COMPANY

                              Balance Sheets

                        December 31, 2000 and 1999

               (in thousands of dollars, except share data)

                                                                  Predecessor's
                                                                      Basis
                                                         -------- -------------
                                                           2000       1999
                                                         -------- -------------
                         Assets
Fixed maturities, available for sale.................... $ 84,006   $ 81,421
Policy loans............................................   20,067     16,954
Cash and cash equivalents...............................   10,018     10,591
                                                         --------   --------
    Total cash and invested assets......................  114,091    108,966
                                                         --------   --------
Reinsurance recoverables................................    1,649      1,314
Deposits relating to reinsured policyholder account
 balances...............................................    7,236      7,020
Accrued investment income...............................    2,004      1,853
Deferred policy acquisition costs.......................    4,836     24,357
Value of business acquired..............................   25,995        --
Goodwill................................................    3,361        --
Fixed assets and leasehold improvements, net............    2,208      1,031
Other assets............................................      578        262
Separate account assets.................................  241,423    255,190
                                                         --------   --------
    Total assets........................................ $403,381   $399,993
                                                         ========   ========
          Liabilities and Stockholder's Equity
Policyholder account balances........................... $107,266   $101,665
Policy and contract claims..............................    1,571      1,691
Federal income taxes payable............................      583      1,007
Other liabilities and accrued expenses..................    3,082      3,734
Payable to affiliates...................................    2,917      3,803
Due to separate account.................................      202        192
Deferred tax liability..................................    6,266      3,070
Separate account liabilities............................  241,423    255,126
                                                         --------   --------
    Total liabilities...................................  363,310    370,288
                                                         --------   --------
Stockholder's equity:
  Common stock, par value $150; 100,000 shares
   authorized;
   20,500 shares issued and outstanding.................    3,075      2,050
  Additional paid-in capital............................   33,123     17,950
  Accumulated other comprehensive income (loss).........      869     (2,748)
  Retained earnings.....................................    3,004     12,453
                                                         --------   --------
    Total stockholder's equity..........................   40,071     29,705
                                                         --------   --------
    Total liabilities and stockholder's equity.......... $403,381   $399,993
                                                         ========   ========

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

         Statements of Operations and Comprehensive Income (Loss)

               Years ended December 31, 2000, 1999 and 1998

                         (in thousands of dollars)

                                                           Predecessor's Basis
                                                           --------------------
                                                   2000      1999       1998
                                                  -------  ---------  ---------
Revenues:
  Policy contract charges........................ $22,809    $24,577    $20,437
  Net investment income..........................   8,748      7,726      6,983
  Commissions and expense allowances on
   reinsurance ceded.............................     190        292        124
  Net realized investment (losses) gains.........  (1,027)        57         53
                                                  -------  ---------  ---------
    Total revenues...............................  30,720     32,652     27,597
                                                  =======  =========  =========
Benefits and expenses:
  Policy benefits................................   4,742      4,616      4,774
  Interest credited to policyholder account
   balances......................................   5,743      5,524      5,228
  Commissions, net of capitalized costs..........     381        445        167
  General and administration expenses, net of
   capitalized costs.............................  12,787     16,181      9,511
  Amortization of deferred policy acquisition
   costs.........................................     --       1,631      1,150
  Amortization of value of business..............   2,092        --         --
  Amortization of goodwill.......................     177        --         --
                                                  -------  ---------  ---------
    Total benefits and expenses..................  25,922     28,397     20,830
                                                  =======  =========  =========
    Income before federal income tax expense.....   4,798      4,255      6,766
Federal income taxes.............................   1,703      1,499      2,368
                                                  -------  ---------  ---------
Net income.......................................   3,095      2,756      4,398
Other comprehensive income (loss)................   3,617     (5,557)       851
                                                  -------  ---------  ---------
Comprehensive income (loss)...................... $ 6,712  $  (2,801) $   5,249
                                                  =======  =========  =========


                See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                    Statements of Stockholder's Equity

               Years ended December 31, 2000, 1999 and 1998

                         (in thousands of dollars)

                                            Accumulated
                                Additional     other                  Total
                         Common  paid-in   comprehensive Retained stockholder's
                         Stock   capital   income (loss) earnings    equity
                         ------ ---------- ------------- -------- -------------
Predecessor's basis
 balance at January 1,
 1998................... $2,050  $17,950      $ 1,958    $ 5,299     $27,257
  Net income............    --       --           --       4,398       4,398
  Other comprehensive
   income...............    --       --           851        --          851
                         ------  -------      -------    -------     -------
Balance at December 31,
 1998...................  2,050   17,950        2,809      9,697      32,506
  Net income............    --       --           --       2,756       2,756
  Other comprehensive
   loss.................    --       --        (5,557)       --       (5,557)
                         ------  -------      -------    -------     -------
Balance at December 31,
 1999...................  2,050   17,950       (2,748)    12,453      29,705
                         ------  -------      -------    -------     -------
Balance at January 1,
 2000...................  2,050   34,057       (2,748)       --       33,359
  Par value change......  1,025   (1,025)         --         --          --
  Net income............    --       --           --       3,095       3,095
  Other comprehensive
   income...............    --       --         3,617        --        3,617
                         ------  -------      -------    -------     -------
Balance at December 31,
 2000................... $3,075  $33,032      $   869    $ 3,095     $40,071
                         ======  =======      =======    =======     =======


                See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                         Statements of Cash Flows

               Years ended December 31, 2000, 1999 and 1998

                         (in thousands of dollars)

                                                              Predecessor's
                                                                  Basis
                                                            ------------------
                                                    2000      1999      1998
                                                   -------  --------  --------
Cash flows from operating activities:
  Net income...................................... $ 3,095  $  2,756  $  4,398
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance recoverables....................    (335)     (144)      563
      Deposits relating to reinsured policyholder
       account balances...........................    (216)     (332)     (272)
      Accrued investment income...................    (151)     (308)     (168)
      Federal income tax payable..................    (424)      726       118
      Other assets................................  (1,493)    3,316    (1,821)
      Policy and contract claims..................    (120)       19       587
      Other liabilities and accrued expenses......    (103)     (209)      457
      Payable to affiliates.......................    (886)    1,741       442
      Company ownership of separate account.......      64       (64)      --
      Due to separate account.....................      10         9       122
    Deferred tax expense..........................   1,186       469       740
    Policy acquisition costs deferred.............  (4,836)   (4,185)   (3,808)
    Amortization of deferred policy acquisition
     costs........................................     --      1,631     1,150
    Amortization of value of business acquired....   2,092       --        --
    Amortization of goodwill......................     177       --        --
    Interest credited to policyholder accounts....   5,743     5,524     5,228
    (Accretion) amortization of net investments...    (101)       92        39
    Net gain (loss) on sales and calls of fixed
     maturities...................................   1,027       (57)      (53)
                                                   -------  --------  --------
Net cash provided by operating activities.........   4,729    10,984     7,722
                                                   -------  --------  --------
Cash flows from investing activities:
  Purchase of fixed maturities....................  (6,007)  (12,515)  (14,954)
  Sale or maturity of fixed maturities............   3,960     4,695     8,632
  Increase in policy loans, net...................  (3,113)   (2,819)   (2,648)
                                                   -------  --------  --------
Net cash used in investing activities.............  (5,160)  (10,639)   (8,970)
                                                   -------  --------  --------
Cash flows from financing activities:
  Net policyholder account deposits...............    (142)    2,807     2,954
                                                   -------  --------  --------
Net (decrease) increase in cash and cash
 equivalents......................................    (573)    3,152     1,706
Cash and cash equivalents at beginning of year....  10,591     7,439     5,733
                                                   -------  --------  --------
Cash and cash equivalents at end of year.......... $10,018  $ 10,591  $  7,439
                                                   -------  --------  --------
Supplemental disclosure of cash flow information:
  Cash paid for income taxes...................... $  (941) $   (346) $ (1,460)
                                                   =======  ========  ========

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                       Notes to Financial Statements

                         (in thousands of dollars)

(1) General Information and Summary of Significant Accounting Policies

  Paragon Life Insurance Company ("Paragon" or the "Company") is a wholly owned subsidiary of General American Life Insurance Company ("General American" or the "Parent"). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  On January 6, 2000, Metropolitan Life Insurance Company ("MetLife") headquartered in New York, purchased 100% of GenAmerica Financial Corporation ("GenAmerica"), General American's parent, for $1.2 billion in cash. GenAmerica operates as a wholly-owned stock subsidiary of MetLife. The $1.2 billion purchase price was paid to GenAmerica's parent company, General American Mutual Holding Company.

  The acquistion of GenAmerica and the Company by MetLife was accounted for under the purchase method of accounting in accordance with Accounting Principles Board No. 16, Accounting for Business Combinations. The purchase price was allocated to the assets and liabilities acquired based upon the fair market value of such assets and liabilities at the date of acquisition. The Company allocated the purchase price to the net assets on January 1, 2000, as a convenience date. These allocations have been reflected in the January 1, 2000 balances in the Statement of Stockholder's Equity. This purchase resulted in the creation of goodwill and other intangible assets totaling $31,753, which are being amortized between 20 and 30 years.

  As a result of the acquisition, the financial statements for the period subsequent to the acquisition have different carrying values than those for periods prior to the acquisition and, therefore, are not directly comparable. For periods prior to the date of acquisition, the Company is referred to as the "Predecessor Company".

  The accompanying financial statements are prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include deferred policy acquisition costs and contract claims.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

                         PARAGON LIFE INSURANCE COMPANY

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 2000 and 1999, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

  Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method, which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

  Invested assets are considered impaired when the Company determines that collection of all amounts due under the contractual terms is doubtful. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis.

 (c) Value of Business Acquired

  Value of business acquired ("VOBA") represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

 (d) Goodwill

  The excess of cost over the fair value of the net assets acquired ("goodwill") is amortized on a straight-line basis over 20 years. The company reviews the goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments are recognized in operating results if a permanent diminution in value is deemed to have occurred. Total goodwill as of December 31, 2000, net of accumulated amortization of $177, was $3,361.

(e) Policyholder Account Balances

  Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 2000, 1999 and 1998. The actual crediting rate was 6.1% in 2000, ranged from 6.1% to 6.5% in 1999, and was 6.5% in 1998.

                         PARAGON LIFE INSURANCE COMPANY

 (f) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The company will file two short-period consolidated federal income tax returns for year 2000. For the short period prior to acquisition of GenAmerica Financial Corporation by Metropolitan Life Insurance Company, the Company will file with General American Mutual Holding Company. For the short period after the acquisition by Metropolitan Life Insurance Company, the Company will file with General American and its life insurance subsidiaries. The consolidating companies have executed a tax allocation agreement. Under this agreement, the federal income tax provision is computed on a separate return basis and members pay federal income taxes on that basis or receive reimbursement to the extent that their losses and other credits result in a reduction of the current year's consolidated tax liability.

 (g) Reinsurance

  Balances, resulting from agreements, which transfers funds relating to policyholder account balances has been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (h) Deferred Policy Acquisition Costs

  The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. Such costs may include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins of net unrealized gains and losses on investment securities. The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date, is adjusted by a charge or credit to income.

 (i) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

 (j) Fair Value of Financial Instruments

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could

                         PARAGON LIFE INSURANCE COMPANY
result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

    Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at their unpaid balances, which approximates fair value.

    Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contract holder's interest in the separate account assets.

    Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

    Policyholder account balances--The carrying amount is a reasonable estimate of fair value.

 (k) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

 (l) Reclassification

  Certain amounts in the 1999 and 1998 financial statements have been reclassified to conform to the 2000 presentation.

 (m) New Accounting Pronouncements

  In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles (the "Codification"). The Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, became effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The Missouri Department of Insurance requires adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The Company believes that its adoption of the Codification by the NAIC and the Codification as modified by the Department, as currently interpreted, will not adversely affect statutory capital and surplus as of January 1, 2001.

  In June 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities--an Amendment of FASB Statement No. 133 ("SFAS 138"). In June 1999, the FASB also issued Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement No. 133 ("SFAS 137"). SFAS 137 defers the provisions of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") until January 1, 2001. SFAS 133, as amended by SFAS 138, require among other things, that all derivatives be recognized in the consolidated balance sheets as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the fair value of derivatives that are not designated as

                         PARAGON LIFE INSURANCE COMPANY
hedges or that do not meet the hedge accounting criteria in SFAS 133 are required to be reported in income. Adoption of SFAS 133 and SFAS 138 did not have a material effect on the Company's consolidated financial statements.

  In July 2000, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF No. 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other-than-temporary decline in value. This consensus is effective for financial statements with fiscal quarters beginning after December 15, 2000. While the Company is currently in the process of quantifying the impact of EITF No. 99-20, the provisions of the consensus are not expected to have a material impact on the Company's financial condition or results of operations.

  Effective October 1, 2000, the Company adopted Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the SEC's views in applying generally accepted accounting principles to revenue recognition in financial statements. The adoption of SAB 101 did not have a material effect on the Company's consolidated financial statements.

  In September 2000, the FASB issued Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125 ("SFAS 140"). SFAS 140 is effective for transfers and extinguishments of liabilities occurring after March 31, 2001 and is effective for disclosures about securitizations and collateral and for recognition and reclassification of collateral for fiscal years ending after December 15, 2000. Adoption of the provisions of SFAS 140 effective for the year ended December 31, 2000 did not have a material effect on the Company's financial statements. The Company is in the process of quantifying the impact, if any, of the provisions of SFAS 140 effective for future periods.

  Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. Adoption of SOP 97-3 did not have a material effect on the Company's consolidated financial statements.

  Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. Adoption of SOP 98-1 did not have a material effect on the Company's consolidated financial statements.

                         PARAGON LIFE INSURANCE COMPANY

(2) Investments

  The amortized cost and estimated fair value of fixed maturities at December 31, 2000 and 1999 are as follows:

                                                               2000
                                             -----------------------------------------
                                                         Gross      Gross    Estimated
                                             Amortized unrealized unrealized   fair
                                               cost      gains      losses     value
                                             --------- ---------- ---------- ---------
      U.S. Treasury securities.............   $ 4,291    $  122    $   --     $ 4,413
      Corporate
       securities..........................    64,972     2,135      1,432     65,675
      Mortgage-backed
       securities..........................    12,784       633        --      13,417
      Asset-backed securities..............       493         8        --         501
                                              -------    ------    -------    -------
                                              $82,540    $2,898    $ 1,432    $84,006
                                              =======    ======    =======    =======

                                                     Predecessor's Basis 1999
                                             -----------------------------------------
                                                         Gross      Gross    Estimated
                                             Amortized unrealized unrealized   fair
                                               cost      gains      losses     value
                                             --------- ---------- ---------- ---------
      U.S. Treasury securities.............   $ 8,728    $   53    $  (162)   $ 8,619
      Corporate securities.................    70,312       276     (4,830)    65,758
      Mortgage-backed securities...........     6,911        36       (394)     6,553
      Asset-backed securities..............       500       --          (9)       491
                                              -------    ------    -------    -------
                                              $86,451    $  365    $(5,395)   $81,421
                                              =======    ======    =======    =======

  The amortized cost and estimated fair value of fixed maturities at December 31, 2000, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                            Amortized Estimated
                                                              cost    Fair value
                                                            --------- ----------
      Due in one year or less..............................  $ 6,089   $ 6,105
      Due after one year through five years................   14,823    15,082
      Due after five years through ten years...............    9,191     9,259
      Due after ten years through twenty years.............   39,653    40,143
      Mortgage-backed securities...........................   12,784    13,417
                                                             -------   -------
                                                             $82,540   $84,006
                                                             =======   =======

  Proceeds from sales of fixed maturities during 2000, 1999 and 1998 were $3,959 and $4,695 and $4,069, respectively. Gross gains of $8 and gross (losses) of $(1,034) were realized on those sales in 2000. Gross gains of $57 and $53 were realized on those sales in 1999 and 1998, respectively.

                         PARAGON LIFE INSURANCE COMPANY

  The sources of net investment income follow:

                                                                Predecessor's
                                                                    Basis
                                                               ----------------
                                                        2000    1999     1998
                                                       ------  -------  -------
      Fixed Maturities................................ $6,789  $ 6,077  $ 5,603
      Short-term investments..........................    577      486      535
      Policy loans and other..........................  1,464    1,244      924
                                                       ------  -------  -------
                                                       $8,830    7,807    7,062
      Investment expenses.............................    (82)     (81)     (79)
                                                       ------  -------  -------
          Net investment income....................... $8,748  $ 7,726  $ 6,983
                                                       ======  =======  =======

  A summary of the components of the net unrealized appreciation (depreciation) on invested assets carried at fair value is as follows:

                                                                Predecessor's
                                                                    Basis
                                                               ----------------
                                                        2000    1999     1998
                                                       ------  -------  -------
      Unrealized appreciation (depreciation):
        Fixed maturities available-for-sale........... $1,465  $(5,030) $ 4,717
        Deferred policy acquisition costs.............    --       803     (396)
        VOBA..........................................   (128)     --       --
      Deferred income taxes...........................   (468)   1,479   (1,512)
                                                       ------  -------  -------
      Net unrealized appreciation (depreciation)...... $  869  $(2,748) $ 2,809
                                                       ======  =======  =======

  The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $4,036 and $4,083 at December 31, 2000 and 1999, respectively.

                         PARAGON LIFE INSURANCE COMPANY

(3) Fair Value Information

  The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2000 and 1999.

                                                             Carrying Estimated
                                                              Value   Fair Value
                                                             -------- ----------
      December 31, 2000:
        Assets
          Fixed Maturities.................................. $ 84,006  $ 84,006
          Policy loans......................................   20,067    20,067
          Separate account assets...........................  241,423   241,423
        Liabilities
          Policyholder account balances.....................  107,266   107,266
          Separate Account liabilities......................  241,423   241,423
      December 31, 1999:
        Assets
          Fixed Maturities.................................. $ 81,421  $ 81,421
          Policy loans......................................   16,594    16,594
          Separate account assets...........................  255,190   255,190
        Liabilities
          Policyholder account balances.....................  101,665   101,665
          Separate Account liabilities......................  255,126   255,126

(4) Reinsurance

  The Company reinsures certain risks with other insurance companies as the company sets a maximum retention amount (currently $50) to help reduce the loss on any single policy.

  Premiums and related reinsurance amounts for the years ended December 31, 2000, 1999 and 1998 as they relate to transactions with affiliates are summarized as follows:

                                                                 Predecessor's
                                                                     Basis
                                                                ---------------
                                                         2000    1999    1998
                                                        ------- ------- -------
      Reinsurance transactions with affiliates:
        Policy contract charges ceded.................. $18,445 $16,869 $14,723
        Policy benefits ceded..........................  22,130  16,823  17,071
        Commissions and expenses ceded.................     190     292     123
        Reinsurance recoverables.......................   1,617   1,268   1,109

  Ceded contract charges and benefits to non-affiliates for 2000, 1999 and 1998 were insignificant.

                         PARAGON LIFE INSURANCE COMPANY

(5) Deferred Policy Acquisition Costs

  A summary of the policy acquisition costs deferred and amortized is as follows:

                                                                Predecessor's
                                                                    Basis
                                                               ----------------
                                                       2000     1999     1998
                                                     --------  -------  -------
      Balance at beginning of year.................  $ 24,357  $20,602  $17,980
      Purchase adjustments.........................   (24,357)     --       --
      Policy acquisition costs deferred............     4,836    4,185    3,808
      Policy acquisition costs amortized...........       --    (1,631)  (1,150)
      Deferred policy acquisition costs relating to
       change in unrealized gain on investments
       available for sale..........................       --    (1,201)    (36)
                                                     --------  -------  -------
      Balance at end of year.......................  $  4,836  $24,357  $20,602
                                                     ========  =======  =======

(6) Administration System Write-off

  In 1999 Paragon expensed $4,787 relating to the termination of a system development project for policy administration. The one-time write-off in 1999 of previously capitalized amounts was $3,963 and other costs incurred in 1999 relating to the project were $824. Other costs incurred and expensed in 1998 were $469.

(7) Federal Income Taxes

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows:

                                                                  Predecessor's
                                                                      Basis
                                                                  -------------
                                                            2000   1999   1998
                                                           ------ ------ ------
      Current tax expense................................. $  517 $1,030 $1,628
      Deferred tax expense................................  1,186    469    740
                                                           ------ ------ ------
      Provision for income taxes.......................... $1,703 $1,499 $2,368
                                                           ====== ====== ======

  Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pre-tax income as a result of the following:

                                                                  Predecessor's
                                                                      Basis
                                                                  -------------
                                                            2000   1999   1998
                                                           ------ ------ ------
      Computed "expected" tax expense..................... $1,679 $1,489 $2,368
      Other, net..........................................     24     10    --
                                                           ------ ------ ------
      Provision for income taxes.......................... $1,703 $1,499 $2,368
                                                           ====== ====== ======

                      PARAGON LIFE INSURANCE COMPANY

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2000, 1999 and 1998 are presented below:

                                                                  Predecessor's
                                                                      Basis
                                                          ------- -------------
                                                           2000    1999   1998
                                                          ------- ------ ------
      Deferred tax assets:
        Unearned reinsurance allowances.................. $   --  $  194 $  218
        Policy and contract liabilities..................     554    583    709
        Tax capitalization of acquisition costs..........   2,869  2,559  2,147
        Purchase adjustment..............................   1,456    --     --
        Unrealized loss on investments, net..............     --   1,479     58
        Other, net.......................................     164    359    --
                                                          ------- ------ ------
          Total deferred tax assets...................... $ 5,043 $5,174 $3,132
                                                          ======= ====== ======
      Deferred tax liabilities:
        Unrealized gain on investments, net.............. $   468 $  --  $1,512
        VOBA.............................................   9,139    --     --
        Deferred policy acquisition costs................   1,702  8,244  7,211
                                                          ------- ------ ------
          Total deferred tax liabilities................. $11,309  8,244  8,723
                                                          ------- ------ ------
          Net deferred tax liabilities................... $ 6,266 $3,070 $5,591
                                                          ======= ====== ======

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized.

(8) Related-Party Transactions

  The Company purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 2000, 1999 and 1998 were $2,487, $2,247 and $1,513, respectively. See Note 3 for reinsurance transactions with affiliates.

  The amounts charged by General American are based on agreed-upon amounts that might differ from amounts that would be charged if such services were provided by third parties.

(9) Pension Plan

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits accrued are based on the number of years of service and compensation level of each participant. No pension expense was recognized in 2000, 1999 and 1998 due to over-funding of the plan.

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $459, $0 and $188 for 2000, 1999 and 1998, respectively.

                      PARAGON LIFE INSURANCE COMPANY

  As a result of the acquistion by MetLife, Paragon implemented a new bonus program covering all associates employed from October 1, 1999 through March 31, 2000 with at least 1000 hours of service during 1999. Total expense to the Company for this program was $0 and $423 for 2000 and 1999, respectively.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(10) Statutory Financial Information

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting that varies in some respects from GAAP. Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) non-provision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost;
(6) net presentation of reinsurance balances; (7) exclusion of comprehensive income disclosures; and (8) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

  The stockholder's equity (surplus) and net gain from operations of the Company at December 31, 2000, 1999 and 1998, as determined using statutory accounting practices, is summarized as follows:

                                                         2000    1999    1998
                                                        ------- ------- -------
      Statutory surplus as reported to regulatory
       authorities..................................... $13,751 $13,545 $10,500
      Net gain from operations as reported to
       regulatory authorities.......................... $   835 $   300 $ 1,596

(11) Dividend Restrictions

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends, which can be paid without prior approval of the insurance commissioner, is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 2001 without prior notice or approval is $835. Paragon did not pay dividends in 2000, 1999 and 1998.

(12) Risk-Based Capital

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital ("RBC") requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 2000, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

                      PARAGON LIFE INSURANCE COMPANY

(13) Commitments and Contingencies

  The Company leases certain of its facilities and equipment under non-cancelable leases the majority of which expire March 2003. The future minimum lease obligations under the terms of the leases are summarized as follows:

      Year ended December 31:
        2001............................................................. $  764
        2002.............................................................    714
        2003.............................................................    275
        2004.............................................................     83
        2005.............................................................     12
                                                                          ------
                                                                          $1,848
                                                                          ======

  Rent expense totaled $562, $507 and $490 in 2000, 1999 and 1998, respectively.

  From time to time, the Company is subject to litigation in the normal course of its business. Management does not believe the Company is a party to any such pending litigation which would have a material adverse effect on its future operations.

(14) Comprehensive Income

  The following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 2000, 1999 and 1998:

                                                             2000
                                                --------------------------------
                                                              Tax
                                                Before-Tax (Expense)  Net-of-Tax
                                                  Amount    Benefit     Amount
                                                ---------- ---------  ----------
      Unrealized holding gains arising during
       period..................................  $ 4,538    $(1,588)   $ 2,950
      Plus: reclassification adjustment for
       losses realized in net income...........    1,027       (360)       667
                                                 -------    -------    -------
      Other comprehensive income...............  $ 5,565    $(1,948)   $ 3,617
                                                 =======    =======    =======

                                                   Predecessor's Basis 1999
                                                --------------------------------
                                                              Tax
                                                Before-Tax (Expense)  Net-of-Tax
                                                  Amount    Benefit     Amount
                                                ---------- ---------  ----------
      Unrealized holding losses arising during
       period..................................  $(8,492)   $ 2,972    $(5,520)
      Less: reclassification adjustment for
       gains realized in net income............      (57)        20        (37)
                                                 -------    -------    -------
      Other comprehensive loss.................  $(8,549)   $ 2,992    $(5,557)
                                                 =======    =======    =======

                                                   Predecessor's Basis 1998
                                                --------------------------------
                                                              Tax
                                                Before-Tax (Expense)  Net-of-Tax
                                                  Amount    Benefit     Amount
                                                ---------- ---------  ----------
      Unrealized holding gains arising during
       period..................................  $ 1,361    $  (476)   $   885
      Less: reclassification adjustment for
       gains realized in net income............      (53)        19        (34)
                                                 -------    -------    -------
      Other comprehensive income...............  $ 1,308    $  (457)   $   851
                                                 =======    =======    =======

                         Independent Auditors' Report

The Board of Directors
Paragon Life Insurance Company and
    Policyholders of Separate Account C:

     We have audited the accompanying statements of net assets, including the schedule of investments, of the Money Market, High Income, Growth, Equity-Income, Overseas, Investment Grade Bond, Asset Manager, Index 500, Contrafund, Asset Manager Growth, Growth & Income, Growth Opportunities, Balanced, and Mid Cap Divisions of Paragon Separate Account C as of December 31, 2000, and the respective related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the management of Paragon Separate Account C. Our responsibility is to express an opinion on these financial statements based on our audit. The statements of operations and changes in net assets for each of the periods in the two year period ended December 31, 1999 were audited by other auditors whose report dated March 10, 2000 expressed an unqualified opinion on these statements.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 2000 by correspondence with the distributor and the depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such 2000 financial statements referred to above present fairly, in all material respects, the respective financial positions of the Money Market, High Income, Growth, Equity-Income, Overseas, Investment Grade Bond, Asset Manager, Index 500, Contrafund, Asset Manager Growth, Growth & Income, Growth Opportunities, Balanced and Mid Cap Divisions of Paragon Separate Account C as of December 31, 2000, and the respective results of their operations and changes in their net assets for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

   DELOITTE & TOUCHE LLP

   St. Louis, Missouri
   March 23, 2001

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
 Policyholders of Separate Account C:

     We have audited the accompanying statements of operations and changes in net assets of the Money Market, High Income, Growth, Equity-Income, Overseas, Investment Grade Bond, Asset Manager, Index 500, Contrafund, Asset Manager Growth, Growth & Income, Growth Opportunities, Balanced, and Mid Cap Divisions of Paragon Separate Account C for each of the periods in the two-year period ended December 31, 1999. These financial statements are the responsibility of the management of Paragon Separate Account C. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and changes in net assets of the Money Market, High Income, Growth, Equity-Income, Overseas, Investment Grade Bond, Asset Manager, Index 500, Contrafund, Asset Manager Growth, Growth & Income, Growth Opportunities, Balanced and Mid Cap Divisions of Paragon Separate Account C for each of the periods in the two-year period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.


   March 10, 2000

KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                          PARAGON SEPARATE ACCOUNT C

                           STATEMENTS OF NET ASSETS

                               December 31, 2000

                           Money      High                                        Investment   Asset
                           Market    Income     Growth   Equity-Income Overseas   Grade Bond  Manager  Index 500
                          Division  Division   Division    Division    Division    Division  Division  Division
                         ---------- --------- ---------- ------------- ---------  ---------- --------- ---------
Net Assets:
 Investments in
  Fidelity Investments,
  at Market Value (See
  Schedule of
  Investments).......... $1,161,700 1,298,500 12,275,195   4,337,162   3,229,734   966,019   3,588,575 4,804,154
 Receivable from
  (Payable to) Paragon
  Life Insurance
  Company...............      1,727       364      2,697         386        (535)     (160)      5,363     2,469
                         ---------- --------- ----------   ---------   ---------   -------   --------- ---------
   Total Net Assets..... $1,163,427 1,298,864 12,277,892   4,337,548   3,229,199   965,859   3,593,938 4,806,623
                         ========== ========= ==========   =========   =========   =======   ========= =========
Net Assets,
 representing:
 Equity of Contract
  Owners................ $1,163,426 1,298,864 12,277,892   4,337,548   3,229,199   965,859   3,593,938 4,806,623
 Equity of Paragon Life
  Insurance.............          1       --         --          --          --        --          --        --
                         ---------- --------- ----------   ---------   ---------   -------   --------- ---------
                         $1,163,427 1,298,864 12,277,892   4,337,548   3,229,199   965,859   3,593,938 4,806,623
                         ========== ========= ==========   =========   =========   =======   ========= =========
Total Units Held........    846,998    89,851    172,449     108,816     120,602    57,219     132,350    28,493
Net Asset Value Per
 Unit................... $     1.37     14.46      71.20       39.86       26.78     16.88       27.15    168.70
Cost of Investments..... $1,161,700 1,800,653 10,672,452   3,732,896   3,237,053   930,044   3,643,382 3,947,608
                         ========== ========= ==========   =========   =========   =======   ========= =========
                                      Asset
                                     Manager   Growth &     Growth
                         Contrafund  Growth     Income   Opportunities Balanced    Mid Cap
                          Division  Division   Division    Division    Division    Division
                         ---------- --------- ---------- ------------- ---------  ----------
Net Assets:
 Investments in
  Fidelity Investments,
  at Market Value (See
  Schedule of
  Investments).......... $3,296,624 1,167,384    692,363     327,372     285,630   810,648
 Receivable from
  (Payable to) Paragon
  Life Insurance
  Company...............      2,134       596        107         168         (64)     (150)
                         ---------- --------- ----------   ---------   ---------   -------
   Total Net Assets..... $3,298,758 1,167,980    692,470     327,540     285,566   810,498
                         ========== ========= ==========   =========   =========   =======
Net Assets,
 representing:
 Equity of Contract
  Owners................ $3,298,758 1,167,980    692,470     327,540     285,566   807,308
 Equity of Paragon Life
  Insurance.............        --        --         --          --          --      3,190
                         ---------- --------- ----------   ---------   ---------   -------
                         $3,298,758 1,167,980    692,470     327,540     285,566   810,498
                         ========== ========= ==========   =========   =========   =======
Total Units Held........    108,693    56,396     40,495      16,163      17,044    39,928
Net Asset Value Per
 Unit................... $    30.35     20.71      17.10       20.26       16.75     20.22
Cost of Investments..... $3,060,316 1,251,815    700,154     382,708     297,782   755,471
                         ========== ========= ==========   =========   =========   =======

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT C

                           STATEMENTS OF OPERATIONS
                                  Page 1 of 2

     For the Years ended December 31, 2000, 1999 and 1998, except for the
 Mid Cap Division which is for the period of June 1, 1999 (inception) through
                              December 31, 1999.

                         Money Market Division         High Income Division               Growth Division
                     ------------------------------ -----------------------------  -------------------------------
                        2000        1999     1998     2000       1999      1998       2000       1999      1998
                     -----------  --------- ------- ---------  --------  --------  ----------  --------- ---------
Investment Income:
 Dividend Income...  $    76,707     71,713  53,148   148,789   181,093   132,173   1,013,987    507,612    43,123
Expenses:
 Mortality and
 Expense Charge....        9,727     10,322   7,186    12,933    15,674    13,890     120,339    110,375    72,408
                     -----------  --------- ------- ---------  --------  --------  ----------  --------- ---------
   Net Investment
   Income
   (Expense).......       66,980     61,391  45,962   135,856   165,419   118,283     893,648    397,237   (29,285)
Net Realized Gain
(Loss) on
Investments:
 Realized Gain
 from
 Distributions.....          --         --      --        --      6,770    83,985   1,116,387    957,800 1,128,004
 Proceeds from
 Sales.............    1,276,950    465,565 430,484   882,415   371,746   348,524   7,701,990  1,369,431 1,143,057
 Cost of
 Investments Sold..    1,276,950    465,565 430,484 1,024,969   395,944   346,067   5,666,399    993,679   929,866
                     -----------  --------- ------- ---------  --------  --------  ----------  --------- ---------
   Net Realized
   Gain (Loss) on
   Investments.....          --         --      --   (142,554)  (17,428)   86,442   3,151,978  1,333,552 1,341,195
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized (Loss)
 Gain Beginning of
 Year..............          --         --      --   (102,186)  (99,543)  197,466   7,121,214  3,895,427 1,780,153
 Unrealized (Loss)
 Gain End of Year..          --         --      --   (502,153) (102,186)  (99,543)  1,602,743  7,121,214 3,895,427
                     -----------  --------- ------- ---------  --------  --------  ----------  --------- ---------
 Net Unrealized
 Gain (Loss) on
 Investments.......          --         --      --   (399,967)   (2,643) (297,009) (5,518,471) 3,225,787 2,115,274
                     -----------  --------- ------- ---------  --------  --------  ----------  --------- ---------
   Net (Loss) Gain
   on Investments..          --         --      --   (542,521)  (20,071) (210,567) (2,366,493) 4,559,339 3,456,469
                     -----------  --------- ------- ---------  --------  --------  ----------  --------- ---------
Increase (Decrease)
in Assets Resulting
from Operations....  $    66,980     61,391  45,962  (406,665)  145,348   (92,284) (1,472,845) 4,956,576 3,427,184
                     ===========  ========= ======= =========  ========  ========  ==========  ========= =========
                                                       Investment Grade Bond
                           Overseas Division                 Division                  Asset Manager Division
                     ------------------------------ -----------------------------  -------------------------------
                        2000        1999     1998     2000       1999      1998       2000       1999      1998
                     -----------  --------- ------- ---------  --------  --------  ----------  --------- ---------
Investment Income:
 Dividend Income...  $   260,432     57,689 124,096    79,866    57,357    36,974     219,898    179,630   141,971
Expenses:
 Mortality and
 Expense Charge....       33,433     31,373  24,639     7,460     8,334     6,648      33,559     41,345    34,895
                     -----------  --------- ------- ---------  --------  --------  ----------  --------- ---------
   Net Investment
   Income..........      226,999     26,316  99,457    72,406    49,023    30,326     186,339    138,285   107,076
Net Realized Gain
(Loss) on
Investments:
Realized Gain from
Distributions......      325,453     93,047 111,515       --      1,765     4,387     411,040    227,532   425,914
 Proceeds from
 Sales.............    2,659,369    415,458 450,216   497,882   227,276   190,192   2,813,065    744,862   677,529
 Cost of
 Investments Sold..    2,275,424    361,069 414,709   521,156   229,921   182,659   2,736,861    682,236   627,961
                     -----------  --------- ------- ---------  --------  --------  ----------  --------- ---------
   Net Realized
   Gain (Loss) on
   Investments.....      709,398    147,436 147,022   (23,274)     (880)   11,920     487,244    290,158   475,482
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized Gain
 (Loss) Beginning
 of Year...........    1,853,983    371,354 251,644    (7,211)   62,777    32,785     800,741    663,498   585,799
 Unrealized (Loss)
 Gain End of Year..       (7,319) 1,853,983 371,354    35,975    (7,211)   62,777     (54,807)   800,741   663,498
                     -----------  --------- ------- ---------  --------  --------  ----------  --------- ---------
 Net Unrealized
 (Loss) Gain on
 Investments.......   (1,861,302) 1,482,629 119,710    43,186   (69,988)   29,992    (855,548)   137,243    77,699
                     -----------  --------- ------- ---------  --------  --------  ----------  --------- ---------
   Net (Loss) Gain
   on Investments..   (1,151,904) 1,630,065 266,732    19,912   (70,868)   41,912    (368,304)   427,401   553,181
                     -----------  --------- ------- ---------  --------  --------  ----------  --------- ---------
(Decrease) Increase
in Assets Resulting
from Operations....  $  (924,905) 1,656,381 366,189    92,318   (21,845)   72,238    (181,965)   565,686   660,257
                     ===========  ========= ======= =========  ========  ========  ==========  ========= =========
                         Equity-Income Division
                     --------------------------------
                        2000       1999       1998
                     ----------- ---------- ---------
Investment Income:
 Dividend Income...     135,956     85,707     68,582
Expenses:
 Mortality and
 Expense Charge....      35,666     44,707     38,256
                     ----------- ---------- ---------
   Net Investment
   Income
   (Expense).......     100,290     41,000     30,326
Net Realized Gain
(Loss) on
Investments:
 Realized Gain
 from
 Distributions.....     344,568    189,458    244,069
 Proceeds from
 Sales.............   2,805,674    862,581    893,537
 Cost of
 Investments Sold..   2,633,538    718,576    761,637
                     ----------- ---------- ---------
   Net Realized
   Gain (Loss) on
   Investments.....     516,704    333,463    375,969
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized (Loss)
 Gain Beginning of
 Year..............     969,185  1,025,883    894,273
 Unrealized (Loss)
 Gain End of Year..     604,265    969,185  1,025,883
                     ----------- ---------- ---------
 Net Unrealized
 Gain (Loss) on
 Investments.......    (364,920)   (56,698)   131,610
                     ----------- ---------- ---------
   Net (Loss) Gain
   on Investments..     151,784    276,765    507,579
                     ----------- ---------- ---------
Increase (Decrease)
in Assets Resulting
from Operations....     252,074    317,765    537,905
                     =========== ========== =========
                           Index 500 Division
                     --------------------------------
                        2000       1999       1998
                     ----------- ---------- ---------
Investment Income:
 Dividend Income...      79,542     63,858     40,232
Expenses:
 Mortality and
 Expense Charge....      45,987     47,617     30,877
                     ----------- ---------- ---------
   Net Investment
   Income..........      33,555     16,241      9,355
Net Realized Gain
(Loss) on
Investments:
Realized Gain from
Distributions......      32,752     28,774     93,185
 Proceeds from
 Sales.............   3,727,176    641,071    708,844
 Cost of
 Investments Sold..   2,698,290    462,175    548,567
                     ----------- ---------- ---------
   Net Realized
   Gain (Loss) on
   Investments.....   1,061,638    207,670    253,462
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized Gain
 (Loss) Beginning
 of Year...........   2,517,547  1,528,347    713,917
 Unrealized (Loss)
 Gain End of Year..     856,546  2,517,547  1,528,347
                     ----------- ---------- ---------
 Net Unrealized
 (Loss) Gain on
 Investments.......  (1,661,001)   989,200    814,430
                     ----------- ---------- ---------
   Net (Loss) Gain
   on Investments..    (599,363) 1,196,870  1,067,892
                     ----------- ---------- ---------
(Decrease) Increase
in Assets Resulting
from Operations....    (565,808) 1,213,111  1,077,247
                     =========== ========== =========

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT C

                           STATEMENTS OF OPERATIONS
                                  Page 2 of 2

 For the Years ended December 31, 2000, 1999 and 1998, except for the Mid Cap Division which is for the period of June 1, 1999 (inception) through December
                                   31, 1999.

                                                         Asset Manager Growth         Growth & Income
                          Contrafund Division                  Division                  Division
                     --------------------------------  -------------------------- -------------------------
                        2000         1999      1998      2000      1999    1998     2000     1999     1998
                     -----------  ----------  -------  ---------  ------- ------- --------  -------  ------
Investment Income:
 Dividend Income...  $   208,060      17,945   14,536     66,533   42,934  23,796   35,467    4,586     --
Expenses:
 Mortality and
 Expense Charge....       31,207      31,786   19,255     11,765   13,954  10,195    5,892    5,862   1,568
                     -----------  ----------  -------  ---------  ------- ------- --------  -------  ------
   Net Investment
   Income
   (Expense).......      176,853     (13,841)  (4,719)    54,768   28,980  13,601   29,575   (1,276) (1,568)
Net Realized Gain
on Investments:
 Realized Gain
 from
 Distributions.....      490,951     131,597  106,941    155,619   71,208 111,282   46,332    5,997     223
 Proceeds from
 Sales.............    2,809,989     612,548  449,921  1,157,511  323,782 216,210  630,538  204,921  95,947
 Cost of
 Investments Sold..    2,412,084     474,844  382,497  1,097,806  290,426 201,656  631,530  184,218  95,348
                     -----------  ----------  -------  ---------  ------- ------- --------  -------  ------
   Net Realized
   Gain on
   Investments.....      888,856     269,301  174,365    215,324  104,564 125,836   45,340   26,700     822
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized Gain
 (Loss) Beginning
 of Year...........    1,585,578     874,070  304,878    377,450  238,853 148,372  106,783   71,924     (65)
 Unrealized Gain
 (Loss) End of
 Year..............      236,309   1,585,578  874,070    (84,431) 377,450 238,853   (7,791) 106,783  71,924
                     -----------  ----------  -------  ---------  ------- ------- --------  -------  ------
 Net Unrealized
 (Loss) Gain on
 Investments.......   (1,349,269)    711,508  569,192   (461,881) 138,597  90,481 (114,574)  34,859  71,989
                     -----------  ----------  -------  ---------  ------- ------- --------  -------  ------
   Net (Loss) Gain
   on Investments..     (460,413)    980,809  743,557   (246,557) 243,161 216,317  (69,234)  61,559  72,811
(Decrease) Increase
in Assets Resulting
from Operations....  $  (283,560)    966,968  738,838   (191,789) 272,141 229,918  (39,659)  60,283  71,243
                     ===========  ==========  =======  =========  ======= ======= ========  =======  ======
                           Balanced Division           Mid-Cap Division
                     --------------------------------  ------------------
                        2000         1999      1998      2000      1999
                     -----------  ----------  -------  ---------  -------
Investment Income:
 Dividend Income...  $     8,073       3,068       82      3,509      395
Expenses:
 Mortality and
 Expense Charge....        2,006       1,410      299      2,874       91
                     -----------  ----------  -------  ---------  -------
   Net Investment
   Income
   (Expense).......        6,067       1,658     (217)       635      304
Net Realized Gain
(Loss) on
Investments:
 Realized Gain
 from
 Distributions.....        6,727       3,566      125         --      --
 Proceeds from
 Sales.............      186,527      28,111   25,371    188,111      364
 Cost of
 Investments Sold..      191,667      27,779   25,085    188,534      355
                     -----------  ----------  -------  ---------  -------
   Net Realized
   Gain (Loss) on
   Investments.....        1,587       3,898      411       (423)       9
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized Gain
 Beginning of
 Year..............        8,085       7,478        5     10,502      --
 Unrealized (Loss)
 Gain End of Year..      (12,152)      8,085    7,478     55,177   10,502
                     -----------  ----------  -------  ---------  -------
 Net Unrealized
 (Loss) Gain on
 Investments.......      (20,237)        607    7,473     44,675   10,502
                     -----------  ----------  -------  ---------  -------
   Net (Loss) Gain
   on Investments..      (18,650)      4,505    7,884     44,252   10,511
(Decrease) Increase
in Assets Resulting
from Operations....  $   (12,583)      6,163    7,667     44,887   10,815
                     ===========  ==========  =======  =========  =======
                     Growth Opportunities
                           Division
                     -----------------------
                      2000     1999   1998
                     -------- ------ -------
Investment Income:
 Dividend Income...    6,649   3,346    894
Expenses:
 Mortality and
 Expense Charge....    2,945   3,052  1,284
                     -------- ------ -------
   Net Investment
   Income
   (Expense).......    3,704     294   (390)
Net Realized Gain
on Investments:
 Realized Gain
 from
 Distributions.....   33,723   6,256  3,108
 Proceeds from
 Sales.............  329,193  86,174 36,617
 Cost of
 Investments Sold..  337,414  79,214 35,214
                     -------- ------ -------
   Net Realized
   Gain on
   Investments.....   25,502  13,216  4,511
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized Gain
 (Loss) Beginning
 of Year...........   42,948  40,020  1,991
 Unrealized Gain
 (Loss) End of
 Year..............  (55,336) 42,948 40,020
                     -------- ------ -------
 Net Unrealized
 (Loss) Gain on
 Investments.......  (98,284)  2,928 38,029
                     -------- ------ -------
   Net (Loss) Gain
   on Investments..  (72,782) 16,144 42,540
(Decrease) Increase
in Assets Resulting
from Operations....  (69,078) 16,438 42,150
                     ======== ====== =======
Investment Income:
 Dividend Income...
Expenses:
 Mortality and
 Expense Charge....
   Net Investment
   Income
   (Expense).......
Net Realized Gain
(Loss) on
Investments:
 Realized Gain
 from
 Distributions.....
 Proceeds from
 Sales.............
 Cost of
 Investments Sold..
   Net Realized
   Gain (Loss) on
   Investments.....
Net Unrealized Gain
(Loss) on
Investments:
 Unrealized Gain
 Beginning of
 Year..............
 Unrealized (Loss)
 Gain End of Year..
 Net Unrealized
 (Loss) Gain on
 Investments.......
   Net (Loss) Gain
   on Investments..
(Decrease) Increase
in Assets Resulting
from Operations....

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT C

                      STATEMENTS OF CHANGES IN NET ASSETS
                                  Page 1 of 2

     For the Years ended December 31, 2000, 1999 and 1998, except for the
 Mid Cap Division which is for the period of June 1, 1999 (inception) through
                              December 31, 1999.

                         Money Market Division           High lncome Division                 Growth Division
                    -------------------------------- -------------------------------  ---------------------------------
                       2000        1999      1998      2000       1999       1998        2000        1999       1998
                    -----------  --------- --------- ---------  ---------  ---------  ----------  ---------- ----------
Operations:
 Net Investment
 Income(Expense)... $    66,980     61,391    45,962   135,856    165,419    118,283     893,648     397,237    (29,285)
 Net Realized
 (Loss) Gain on
 Investments.......         --         --        --   (142,553)   (17,428)    86,442   3,151,978   1,333,552  1,341,195
 Net Unrealized
 (Loss) Gain on
 Investments.......         --         --        --   (399,967)    (2,643)  (297,009) (5,518,471)  3,225,787  2,115,274
                    -----------  --------- --------- ---------  ---------  ---------  ----------  ---------- ----------
 Increase
 (Decrease) in Net
 Assets Resulting
 from Operations...      66,980     61,391    45,962  (406,664)   145,348    (92,284) (1,472,845)  4,956,576  3,427,184
 Net (Withdrawals
 from) Deposits
 into Separate
 Account...........    (634,813)   492,353   254,531  (522,082)    98,681    245,648  (5,340,428)  1,400,159    979,135
                    -----------  --------- --------- ---------  ---------  ---------  ----------  ---------- ----------
   (Decrease)
   Increase in Net
   Assets..........    (567,833)   553,744   300,493  (928,746)   244,029    153,364  (6,813,273)  6,356,735  4,406,319
Net Assets,
Beginning of Year..   1,731,260  1,177,516   877,023 2,227,610  1,983,581  1,830,217  19,091,165  12,734,430  8,328,111
                    -----------  --------- --------- ---------  ---------  ---------  ----------  ---------- ----------
Net Assets, End of
Year............... $ 1,163,427  1,731,260 1,177,516 1,298,864  2,227,610  1,983,581  12,277,892  19,091,165 12,734,430
                    ===========  ========= ========= =========  =========  =========  ==========  ========== ==========
                                                         Investment Grade Bond
                           Overseas Division                   Division                    Asset Manager Division
                    -------------------------------- -------------------------------  ---------------------------------
                       2000        1999      1998      2000       1999       1998        2000        1999       1998
                    -----------  --------- --------- ---------  ---------  ---------  ----------  ---------- ----------
Operations:
 Net Investment
 Income............ $   226,999     26,316    99,457    72,406     49,023     30,326     186,339     138,285    107,076
 Net Realized Gain
 (Loss) on
 Investments.......     709,398    147,436   147,022   (23,274)      (880)    11,920     487,244     290,158    475,482
 Net Unrealized
 (Loss) Gain on
 Investments.......  (1,861,302) 1,482,629   119,710    43,186    (69,988)    29,992    (855,548)    137,243     77,699
                    -----------  --------- --------- ---------  ---------  ---------  ----------  ---------- ----------
 (Decrease)
 Increase in Net
 Assets Resulting
 from Operations...    (924,905) 1,656,381   366,189    92,318    (21,845)    72,238    (181,965)    565,686    660,257
 Net (Withdrawals
 from) Deposits
 into Separate
 Account...........  (1,691,314)   486,862   351,730  (280,073)    71,802    261,540  (2,228,718)     67,636    261,189
                    -----------  --------- --------- ---------  ---------  ---------  ----------  ---------- ----------
   (Decrease)
   Increase in Net
   Assets..........  (2,616,219) 2,143,243   717,919  (187,755)    49,957    333,778  (2,410,683)    633,322    921,446
Net Assets,
Beginning of Year..   5,845,418  3,702,175 2,984,256 1,153,614  1,103,657    769,879   6,004,621   5,371,299  4,449,853
                    -----------  --------- --------- ---------  ---------  ---------  ----------  ---------- ----------
Net Assets, End of
Year............... $ 3,229,199  5,845,418 3,702,175   965,859  1,153,614  1,103,657   3,593,938   6,004,621  5,371,299
                    ===========  ========= ========= =========  =========  =========  ==========  ========== ==========
                        Equity-Income Division
                    --------------------------------
                       2000       1999       1998
                    ----------- ---------- ---------
Operations:
 Net Investment
 Income(Expense)...    100,290     41,000     30,326
 Net Realized
 (Loss) Gain on
 Investments.......    516,704    333,463    375,969
 Net Unrealized
 (Loss) Gain on
 Investments.......   (364,920)   (56,698)   131,610
                    ----------- ---------- ---------
 Increase
 (Decrease) in Net
 Assets Resulting
 from Operations...    252,074    317,765    537,905
 Net (Withdrawals
 from) Deposits
 into Separate
 Account........... (2,059,348)   119,323    334,183
                    ----------- ---------- ---------
   (Decrease)
   Increase in Net
   Assets.......... (1,807,274)   437,088    872,088
Net Assets,
Beginning of Year..  6,144,822  5,707,734  4,835,646
                    ----------- ---------- ---------
Net Assets, End of
Year...............  4,337,548  6,144,822  5,707,734
                    =========== ========== =========
                          Index 500 Division
                    --------------------------------
                       2000       1999       1998
                    ----------- ---------- ---------
Operations:
 Net Investment
 Income............     33,555     16,241      9,355
 Net Realized Gain
 (Loss) on
 Investments.......  1,061,638    207,670    253,462
 Net Unrealized
 (Loss) Gain on
 Investments....... (1,661,001)   989,200    814,430
                    ----------- ---------- ---------
 (Decrease)
 Increase in Net
 Assets Resulting
 from Operations...   (565,808) 1,213,111  1,077,247
 Net (Withdrawals
 from) Deposits
 into Separate
 Account........... (2,494,953) 1,200,075    975,934
                    ----------- ---------- ---------
   (Decrease)
   Increase in Net
   Assets.......... (3,060,761) 2,413,186  2,053,181
Net Assets,
Beginning of Year..  7,867,384  5,454,198  3,401,017
                    ----------- ---------- ---------
Net Assets, End of
Year...............  4,806,623  7,867,384  5,454,198
                    =========== ========== =========

                See Accompanying Notes to Financial Statements

                          PARAGON SEPARATE ACCOUNT C

                      STATEMENTS OF CHANGES IN NET ASSETS
                                  Page 2 of 2

 For the Years ended December 31, 2000, 1999 and 1998, except for the Mid Cap Division which is for the period of June 1, 1999 (inception) through December
                                   31, 1999.

                                Contrafund Division          Asset Manager Growth Division     Growth Income Division
                          ---------------------------------  -------------------------------  --------------------------
                             2000        1999       1998        2000       1999      1998       2000     1999     1998
                          -----------  ---------  ---------  ----------  --------- ---------  --------  -------  -------
Operations:
 Net Investment Income
 (Expense)..............  $   176,853    (13,841)    (4,719)     54,768     28,980    13,601    29,575   (1,276)  (1,568)
 Net Realized Gain on
 Investments............      888,856    269,301    174,365     215,324    104,564   125,836    45,341   26,700      822
 Net Unrealized (Loss)
 Gain on Investments....   (1,349,269)   711,508    569,192    (461,881)   138,597    90,481  (114,574)  34,859   71,989
                          -----------  ---------  ---------  ----------  --------- ---------  --------  -------  -------
 (Decrease) Increase in
 Net Assets Resulting
 from Operations........     (283,560)   966,968    738,838    (191,789)   272,141   229,918   (39,658)  60,283   71,243
 Net (Withdrawals from)
 Deposits into Separate
 Account................   (1,805,152)   880,791    782,459    (872,600)   212,655   410,137  (259,590) 409,384  422,507
                          -----------  ---------  ---------  ----------  --------- ---------  --------  -------  -------
  (Decrease) Increase in
  Net Assets............   (2,088,712) 1,847,759  1,521,297  (1,064,389)   484,796   640,055  (299,248) 469,667  493,750
 Net Assets, Beginning
 of Year................    5,387,470  3,539,711  2,018,414   2,232,369  1,747,573 1,107,518   991,718  522,051   28,301
                          -----------  ---------  ---------  ----------  --------- ---------  --------  -------  -------
 Net Assets, End of
 Year...................  $ 3,298,758  5,387,470  3,539,711   1,167,980  2,232,369 1,747,573   692,470  991,718  522,051
                          ===========  =========  =========  ==========  ========= =========  ========  =======  =======
                           Growth Opportunities Division           Balanced Division          Mid-Cap Division
                          ---------------------------------  -------------------------------  -----------------
                             2000        1999       1998        2000       1999      1998       2000     1999
                          -----------  ---------  ---------  ----------  --------- ---------  --------  -------
Operations:
 Net Investment Income
 (Expense)..............  $     3,704        294       (390)      6,067      1,658      (217)      635      304
 Net Realized Gain
 (Loss) on Investments..       25,502     13,216      4,511       1,587      3,898       411      (423)       9
 Net Unrealized (Loss)
 Gain on Investments....      (98,284)     2,928     38,029     (20,237)       607     7,473    44,675   10,502
                          -----------  ---------  ---------  ----------  --------- ---------  --------  -------
 (Decrease) Increase in
 Net Assets Resulting
 from Operations........      (69,078)    16,438     42,150     (12,583)     6,163     7,667    44,887   10,815
 Net Deposits into
 (Withdrawals from)
 Separate Account.......     (118,396)   197,891    201,947      40,688    137,054   106,201   704,895   49,901
                          -----------  ---------  ---------  ----------  --------- ---------  --------  -------
  Increase in Net
  Assets................     (187,474)   214,329    244,097      28,105    143,217   113,868   749,782   60,716
 Net Assets, Beginning
 of Year................      515,014    300,685     56,588     257,461    114,244       376    60,716      --
                          -----------  ---------  ---------  ----------  --------- ---------  --------  -------
 Net Assets, End of
 Year...................  $   327,540    515,014    300,685     285,566    257,461   114,244   810,498   60,716
                          ===========  =========  =========  ==========  ========= =========  ========  =======

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT C

                         Notes to Financial Statements

                               December 31, 2000

(1) Organization

     Paragon Life Insurance Company (Paragon) established Paragon Separate Account C on August 1, 1991. Paragon Separate Account C (the Separate Account) commenced operations on November 1, 1993 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into fourteen divisions, which invest exclusively in corresponding shares of a single fund of Fidelity Investments Variable Insurance Product Fund or Variable Insurance Product Fund II (Fidelity), an open-end, diversified management investment company. These funds are the Money Market, High Income, Growth, Equity-Income, Overseas, Investment Grade Bond, Asset Manager, Index 500, Contrafund, Asset Manager Growth, Growth & Income, Growth Opportunities, Balanced, and Mid Cap (the Divisions). Policyholders have the option of directing their premium payments into any or all of the Divisions.

     On January 6, 2000, Metropolitan Life Insurance Company (MetLife), headquartered in New York, purchased 100% of GenAmerica Financial Corporation (the Company) for $1.2 billion in cash. General American Life Insurance Company (General American) is a wholly owned subsidiary of GenAmerica Financial Corporation. Paragon Life Insurance Company is a wholly owned subsidiary of General American.

(2) Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  Investments

     The Separate Account's investments in the Funds of the Fidelity are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends and capital gain distributions are recorded on the ex-dividend date and are immediately reinvested.

  Federal Income Taxes

     The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided,

  Use of Estimates

     The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) Policy Charges

     Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

                          PARAGON SEPARATE ACCOUNT C

  Premium Expense Charge

     Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable, is equal to 1% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment equal to 2% or 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

  Monthly Expense Charge

     Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

  Cost of Insurance

     The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

  Optional Rider Benefits Charge

     The optional rider benefits charge is a monthly deduction charge for any additional benefits provided by policy riders.

  Surrender or Contingent Deferred Sales Charge

     During the first policy year, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

  Mortality and Expense Charge

     In addition to the above contract charges a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .0000206% of the net assets of each division of the Separate Account which equals an annual rate of .75% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT C

Note 4-- Purchases and Sales of Fidelity Investments Variable Insurance Products Funds Shares

For the Years ended December 31, 2000, 1999 and 1998, except for the Mid Cap Division which is for the period of June 1, 1999 (inception) through December 31, 1999.

                     Money Market Division
                 ------------------------------
                    2000      1999      1998
                 ---------- --------- ---------
Purchases....... $  636,779   944,283   679,398
Sales........... $1,276,950   465,565   430,484
                 ========== ========= =========
                       Overseas Division
                 ------------------------------
                    2000      1999      1998
                 ---------- --------- ---------
Purchases....... $  937,360   859,297   793,206
Sales........... $2,659,369   415,458   450,216
                 ========== ========= =========
                      Contrafund Division
                 ------------------------------
                    2000      1999      1998
                 ---------- --------- ---------
Purchases....... $  960,672 1,437,383 1,243,614
Sales........... $2,809,989   612,548   449,921
                 ========== ========= =========
                       Balanced Division
                 ------------------------------
                    2000      1999      1998
                 ---------- --------- ---------
Purchases....... $  225,426   163,687   131,197
Sales........... $  186,527    28,111    25,371
                 ========== ========= =========
                   High Income Division           Growth Division           Equity-Income Division
                 ------------------------- ----------------------------- -----------------------------
                   2000     1999    1998     2000      1999      1998      2000      1999      1998
                 --------- ------- ------- --------- --------- --------- --------- --------- ---------
Purchases.......   349,246 447,453 590,515 2,247,065 2,651,575 2,079,194   697,743   956,325 1,198,930
Sales...........   882,415 371,746 348,524 7,701,990 1,369,431 1,143,057 2,805,674   862,581   893,537
                 ========= ======= ======= ========= ========= ========= ========= ========= =========
                   Investment Grade Bond
                         Division             Asset Manager Division          Index 500 Division
                 ------------------------- ----------------------------- -----------------------------
                   2000     1999    1998     2000      1999      1998      2000      1999      1998
                 --------- ------- ------- --------- --------- --------- --------- --------- ---------
Purchases.......   208,483 294,502 445,819   550,999   746,978   930,821 1,194,004 1,789,833 1,656,894
Sales...........   497,882 227,276 190,192 2,813,065   744,862   677,529 3,727,176   641,071   708,844
                 ========= ======= ======= ========= ========= ========= ========= ========= =========
                   Asset Manager Growth
                         Division            Growth & Income Division    Growth Opportunities Division
                 ------------------------- ----------------------------- -----------------------------
                   2000     1999    1998     2000      1999      1998      2000      1999      1998
                 --------- ------- ------- --------- --------- --------- --------- --------- ---------
Purchases.......   275,819 500,775 640,034   366,549   606,905   517,101   209,476   279,519   237,330
Sales........... 1,157,511 323,782 216,210   630,538   204,921    95,947   329,193    86,174    36,617
                 ========= ======= ======= ========= ========= ========= ========= ========= =========
                 Mid-Cap Division
                 -----------------
                   2000     1999
                 --------- -------
Purchases.......   890,404  50,051
Sales...........   188,111     364
                 ========= =======

     The purchases above do not include dividends and realized gains from distributions that have been reinvested into the respective divisions.

                          PARAGON SEPARATE ACCOUNT C

Note 5--Accumulation of Unit Activity

   The following is a reconciliation of the accumulation of unit activity for the Years ended December 31, 2000, 1999 and 1998 except for the Mid Cap Division which is for the period of June 1, 1999 (inception) through December 31, 1999.

                        Money Market Division      High Income Division        Growth Division      Equity-Income Division
                     ---------------------------- ------------------------ ------------------------ ------------------------
                       2000       1999     1998    2000     1999    1998    2000     1999    1998    2000     1999    1998
                     ---------  --------- ------- -------  ------- ------- -------  ------- ------- -------  ------- -------
Net Increase
(Decrease) in Units
 Deposits..........    477,567    749,240 558,257  20,687   25,024  32,784  28,526   41,375  43,755  19,797   26,610  36,603
 Withdrawals.......    960,556    363,684 350,561  49,394   19,815  18,744  92,955   20,075  23,388  76,841   23,368  26,637
                     ---------  --------- ------- -------  ------- ------- -------  ------- ------- -------  ------- -------
   Net (Decrease)
   Increase in
   Units...........   (482,989)   385,556 207,696 (28,707)   5,209  14,040 (64,429)  21,300  20,367 (57,044)   3,242   9,966
Outstanding Units,
Beginning of Year..  1,329,987    944,431 736,735 118,558  113,349  99,309 236,878  215,578 195,211 165,860  162,618 152,652
                     ---------  --------- ------- -------  ------- ------- -------  ------- ------- -------  ------- -------
Outstanding Units,
End of Year........    846,998  1,329,987 944,431  89,851  118,558 113,349 172,449  236,878 215,578 108,816  165,860 162,618
                     =========  ========= ======= =======  ======= ======= =======  ======= ======= =======  ======= =======
                                                   Investment Grade Bond
                          Overseas Division              Division          Asset Manager Division     Index 500 Division
                     ---------------------------- ------------------------ ------------------------ ------------------------
                       2000       1999     1998    2000     1999    1998    2000     1999    1998    2000     1999    1998
                     ---------  --------- ------- -------  ------- ------- -------  ------- ------- -------  ------- -------
Net Increase
(Decrease) in Units
 Deposits..........     30,551     33,619  35,088  13,414   19,434  29,900  20,430   29,439  39,833   6,674   10,890  12,289
 Withdrawals.......     85,194     15,526  19,708  31,626   14,891  12,436  98,898   26,597  28,615  20,158    3,728   5,127
                     ---------  --------- ------- -------  ------- ------- -------  ------- ------- -------  ------- -------
   Net (Decrease)
   Increase in
   Units...........    (54,643)    18,093  15,380 (18,212)   4,543  17,464 (78,468)   2,842  11,218 (13,484)   7,162   7,162
Outstanding Units,
Beginning of Year..    175,245    157,152 141,772  75,431   70,888  53,424 210,818  207,976 196,758  41,977   34,815  27,653
                     ---------  --------- ------- -------  ------- ------- -------  ------- ------- -------  ------- -------
Outstanding Units,
End of Year........    120,602    175,245 157,152  57,219   75,431  70,888 132,350  210,818 207,976  28,493   41,977  34,815
                     =========  ========= ======= =======  ======= ======= =======  ======= ======= =======  ======= =======

                          PARAGON SEPARATE ACCOUNT C

Note 5--Accumulation of Unit Activity (continued)

  The following is a reconciliation of the accumulation of unit activity for the Years ended December 31, 2000, 1999 and 1998 except for the Mid Cap Division which is for the period of June 1, 1999 (inception) through December 31, 1999.

                                                  Asset Manager Growth      Growth & Income     Growth Opportunties
                           Contrafund Division          Division               Division               Division
                         ------------------------ ---------------------- ---------------------- ---------------------
                          2000     1999    1998    2000     1999   1998   2000     1999   1998   2000    1999   1998
                         -------  ------- ------- -------  ------ ------ -------  ------ ------ ------  ------ ------
Net Increase (Decrease)
in Units
 Deposits...............  30,596   51,269  55,808  12,283  23,696 33,939  21,435  35,798 36,264  9,146  11,829 11,416
 Withdrawals............  86,393   20,091  20,572  49,514  13,931 12,087  36,410  11,976  6,822 13,898   3,553  1,719
                         -------  ------- ------- -------  ------ ------ -------  ------ ------ ------  ------ ------
   Net (Decrease)
   Increase in Units.... (55,797)  31,178  35,236 (37,231)  9,765 21,852 (14,975) 23,822 29,442 (4,752)  8,276  9,697
 Outstanding Units,
 Beginning of Year...... 164,490  133,312  98,076  93,627  83,862 62,010  55,470  31,648  2,206 20,915  12,639  2,942
                         -------  ------- ------- -------  ------ ------ -------  ------ ------ ------  ------ ------
 Outstanding Units, End
 of Year................ 108,693  164,490 133,312  56,396  93,627 83,862  40,495  55,470 31,648 16,163  20,915 12,639
                         =======  ======= ======= =======  ====== ====== =======  ====== ====== ======  ====== ======

                                                     Mid Cap
                            Balanced Division        Division
                         ------------------------ ---------------
                          2000     1999    1998    2000     1999
                         -------  ------- ------- -------  ------
Net Increase (Decrease)
in Units
 Deposits...............  13,154    9,485   8,308  46,531   3,999
 Withdrawals............  10,702    1,613   1,614  10,572      30
                         -------  ------- ------- -------  ------
   Net Increase in
   Units................   2,452    7,872   6,694  35,959   3,969
 Outstanding Units,
 Beginning of Year......  14,592    6,720      26   3,969     --
                         -------  ------- ------- -------  ------
 Outstanding Units, End
 of Year................  17,044   14,592   6,720  39,928   3,969
                         =======  ======= ======= =======  ======

                          PARAGON SEPARATE ACCOUNT C

Note 6--Reconciliation of Gross and Net Deposits into (Withdrawals from) the Separate Account

   Deposits into the Separate Account purchase shares of Fidelity. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by the cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the years ended December 31, 2000, 1999, 1998, except for the Mid Cap Division which is for the period June 1, 1999 (inception) through December 31, 1999.

                             Money Market                     High Income                        Growth
                               Division                         Division                        Division
                    ---------------------------------  ----------------------------  ---------------------------------
                       2000        1999       1998       2000      1999      1998       2000        1999       1998
                    -----------  ---------  ---------  --------  --------  --------  ----------  ----------  ---------
Total Gross
Deposits..........  $ 1,770,430  4,168,901  3,710,558   547,839   836,570   884,861   3,071,688   4,026,413  3,783,266
 Surrenders and
 Withdrawals......     (728,073)  (168,107)  (159,389) (790,377) (261,567) (254,023) (7,380,000) (1,328,507)  (953,412)
 Transfers Between
 Funds and General
 Account..........     (192,279)   186,842    123,961   (67,195) (158,771)  (39,308)    322,714     392,236   (230,476)
                    -----------  ---------  ---------  --------  --------  --------  ----------  ----------  ---------
  Total net
  Deposits,
  Surrenders,
  Withdrawals, and
  Transfers.......      850,078  4,187,636  3,675,130  (309,733)  416,232   591,530  (3,985,598)  3,090,142  2,599,378
Deductions:
 Premium Expense
 Charges..........       39,387     89,676     80,430    12,188    17,996    19,178      68,337      86,610     82,005
 Policy Contract
 Charges..........    1,445,504  3,605,607  3,340,169   200,161   299,555   326,704   1,286,493   1,603,373  1,538,238
                    -----------  ---------  ---------  --------  --------  --------  ----------  ----------  ---------
  Total
  Deductions......    1,484,891  3,695,283  3,420,599   212,349   317,551   345,882   1,354,830   1,689,983  1,620,243
                    -----------  ---------  ---------  --------  --------  --------  ----------  ----------  ---------
Net (Withdrawals
from) Deposits
into the Separate
Account...........  $  (634,813)   492,353    254,531  (522,082)   98,681   245,648  (5,340,428)  1,400,159    979,135
                    ===========  =========  =========  ========  ========  ========  ==========  ==========  =========
                            Equity-Income
                               Division
                    ---------------------------------
                       2000       1999       1998
                    ----------- ---------- ----------
Total Gross
Deposits..........   1,191,027  1,831,377  2,106,387
 Surrenders and
 Withdrawals......  (2,391,783)  (496,198)  (613,816)
 Transfers Between
 Funds and General
 Account..........    (365,725)  (491,204)  (365,020)
                    ----------- ---------- ----------
  Total net
  Deposits,
  Surrenders,
  Withdrawals, and
  Transfers.......  (1,566,481)   843,975  1,127,551
Deductions:
 Premium Expense
 Charges..........      26,497     39,393     45,658
 Policy Contract
 Charges..........     466,370    685,259    747,710
                    ----------- ---------- ----------
  Total
  Deductions......     492,867    724,652    793,368
                    ----------- ---------- ----------
Net (Withdrawals
from) Deposits
into the Separate
Account...........  (2,059,348)   119,323    334,183
                    =========== ========== ==========

                               Overseas                  Investment Grade Bond                Asset Manager
                               Division                         Division                         Divison
                    ---------------------------------  ----------------------------  ---------------------------------
                       2000        1999       1998       2000      1999      1998       2000        1999       1998
                    -----------  ---------  ---------  --------  --------  --------  ----------  ----------  ---------
Total Gross
Deposits..........  $   910,613  1,257,046  1,308,610   280,132   459,129   444,085     976,266   1,611,215  1,937,983
 Surrenders and
 Withdrawals......   (2,403,276)  (353,459)  (257,626) (398,055) (116,173)  (74,179) (2,525,146)   (527,985)  (519,392)
 Transfers Between
 Funds and General
 Account..........      163,197     55,356   (203,595)  (45,699)  (99,862)   74,082    (184,963)   (236,616)  (324,475)
                    -----------  ---------  ---------  --------  --------  --------  ----------  ----------  ---------
  Total net
  Deposits,
  Surrenders,
  Withdrawals, and
  Transfers.......   (1,329,466)   958,943    847,389  (163,622)  243,094   443,988  (1,733,843)    846,614  1,094,116
Deductions:
 Premium Expense
 Charges..........       20,259     27,040     28,365     6,232     9,876     9,626      21,719      34,658     42,007
 Policy Contract
 Charges..........      341,589    445,041    467,294   110,219   161,416   172,822     473,156     744,320    790,920
                    -----------  ---------  ---------  --------  --------  --------  ----------  ----------  ---------
  Total
  Deductions......      361,848    472,081    495,659   116,451   171,292   182,448     494,875     778,978    832,927
                    -----------  ---------  ---------  --------  --------  --------  ----------  ----------  ---------
Net (Withdrawals
from) Deposits
into the Separate
Account...........  $(1,691,314)   486,862    351,730  (280,073)   71,802   261,540  (2,228,718)     67,636    261,189
                    ===========  =========  =========  ========  ========  ========  ==========  ==========  =========
                              Index 500
                               Divison
                    ---------------------------------
                       2000       1999       1998
                    ----------- ---------- ----------
Total Gross
Deposits..........   1,974,160  2,707,017  2,399,327
 Surrenders and
 Withdrawals......  (3,272,169)  (621,424)  (606,853)
 Transfers Between
 Funds and General
 Account..........    (437,552)    43,648     35,956
                    ----------- ---------- ----------
  Total net
  Deposits,
  Surrenders,
  Withdrawals, and
  Transfers.......  (1,735,561) 2,129,241  1,828,430
Deductions:
 Premium Expense
 Charges..........      43,920     58,230     52,007
 Policy Contract
 Charges..........     715,472    870,936    800,489
                    ----------- ---------- ----------
  Total
  Deductions......     759,392    929,166    852,496
                    ----------- ---------- ----------
Net (Withdrawals
from) Deposits
into the Separate
Account...........  (2,494,953) 1,200,075    975,934
                    =========== ========== ==========

                          PARAGON SEPARATE ACCOUNT C

Note 6--Reconciliation of Gross and Net Deposits into (Withdrawals from) the Separate Account (continued)

                                                           Asset Manager Growth
                           Contrafund Division                   Division             Growth & Income Division
                     ---------------------------------  ----------------------------  ---------------------------
                        2000        1999       1998       2000      1999      1998      2000      1999     1998
                     -----------  ---------  ---------  --------  --------  --------  ---------  -------  -------
Total Gross
Deposits...........  $ 1,319,695  1,943,100  1,780,498   479,966   776,689   888,926    470,935  729,337  302,186
 Surrenders and
 Withdrawals.......   (2,649,606)  (563,495)  (361,388) (897,381) (191,296) (151,736) (530 ,773) (72,303) (36,024)
 Transfers Between
 Funds and General
 Account...........      (44,568)    82,138    (70,515) (262,196) (108,896)  (47,830)   (63,013) (58,571) 252,093
                     -----------  ---------  ---------  --------  --------  --------  ---------  -------  -------
 Total net
 Deposits,
 Surrenders,
 Withdrawals, and
 Transfers.........   (1,374,479) 1,461,743  1,348,595  (679,611)  476,497   689,360   (122,851) 598,463  518,255
Deductions:
 Premium Expense
 Charges...........       29,360     41,797     38,593    10,678    16,707    19,268     10,477   15,690    6,550
 Policy Contract
 Charges...........      401,313    539,155    527,543   182,311   247,135   259,955    126,262  173,389   89,198
                     -----------  ---------  ---------  --------  --------  --------  ---------  -------  -------
   Total
   Deductions......      430,673    580,952    566,136   192,989   263,842   279,223    136,739  189,079   95,748
                     -----------  ---------  ---------  --------  --------  --------  ---------  -------  -------
Net (Withdrawals
from) Deposits into
the Separate
Account............  $(1,805,152)   880,791    782,459  (872,600)  212,655   410,137   (259,590) 409,384  422,507
                     ===========  =========  =========  ========  ========  ========  =========  =======  =======
                            Balanced Division           Mid-Cap Division
                     ---------------------------------  ------------------
                        2000        1999       1998       2000      1999
                     -----------  ---------  ---------  --------  --------
Total Gross
Deposits...........  $   153,919    191,420     91,759   203,480    19,463
 Surrenders and
 Withdrawals.......     (111,191)   (10,005)    (4,973) (194,201)   (1,754)
 Transfers Between
 Funds and General
 Account...........       42,479      7,589     48,979   731,352    34,640
                     -----------  ---------  ---------  --------  --------
 Total net
 Deposits,
 Surrenders,
 Withdrawals, and
 Transfers.........       85,207    189,004    135,765   740,631    52,349
Deductions:
 Premium Expense
 Charges...........        3,424      4,118      1,989     4,527       419
 Policy Contract
 Charges...........       41,095     47,832     27,575    31,209     2,029
                     -----------  ---------  ---------  --------  --------
   Total
   Deductions......       44,519     51,950     29,564    35,736     2,448
                     -----------  ---------  ---------  --------  --------
Net Deposits into
the Separate
Account............  $    40,688    137,054    106,201   704,895    49,901
                     ===========  =========  =========  ========  ========
                       Growth Opportunities
                             Division
                     ---------------------------
                       2000     1999     1998
                     --------- -------- --------
Total Gross
Deposits...........   321,322  362,736  244,828
 Surrenders and
 Withdrawals.......  (352,592) (64,375) (21,439)
 Transfers Between
 Funds and General
 Account...........   (25,018) (13,992)  43,157
                     --------- -------- --------
 Total net
 Deposits,
 Surrenders,
 Withdrawals, and
 Transfers.........   (56,288) 284,369  266,546
Deductions:
 Premium Expense
 Charges...........     7,149    7,802    5,306
 Policy Contract
 Charges...........   54 ,959   78,676   59,293
                     --------- -------- --------
   Total
   Deductions......    62,108   86,478   64,599
                     --------- -------- --------
Net (Withdrawals
from) Deposits into
the Separate
Account............  (118,396) 197,891  201,947
                     ========= ======== ========
Total Gross
Deposits...........
 Surrenders and
 Withdrawals.......
 Transfers Between
 Funds and General
 Account...........
 Total net
 Deposits,
 Surrenders,
 Withdrawals, and
 Transfers.........
Deductions:
 Premium Expense
 Charges...........
 Policy Contract
 Charges...........
   Total
   Deductions......
Net Deposits into
the Separate
Account............

                           PARAGON SEPARATE ACCOUNT C

                            SCHEDULE OF INVESTMENTS

                               December 31, 2000

                                             Number of   Market
                                              Shares      Value       Cost
                                             --------- ----------- -----------
Fidelity Investments Variable Insurance
 Products Funds:
  Money Market Division..................... 1,161,700 $ 1,161,700 $ 1,161,700
  High Income Division......................   158,741   1,298,500   1,800,653
  Growth Division...........................   281,219  12,275,195  10,672,452
  Equity-Income Division....................   169,951   4,337,162   3,732,897
  Overseas Division.........................   161,567   3,229,734   3,237,053
  Investment Grade Bond Division............    76,729     966,019     930,044
  Asset Manager Division....................   224,286   3,588,575   3,643,382
  Index 500 Division........................    32,128   4,804,154   3,947,608
  Contrafund Division.......................   138,864   3,296,624   3,060,316
  Asset Manager Growth Division.............    81,012   1,167,384   1,251,815
  Growth & Income Division..................    45,371     692,363     700,154
  Growth Opportunities Division.............    18,454     327,372     382,708
  Balanced Division.........................    19,767     285,630     297,781
  Mid Cap Division..........................    40,032     810,648     755,470


                 See Accompanying Independent Auditors' Report.

                                   APPENDIX A

Illustrations of Death Benefits and Cash Values

The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy as well as an Insured, age 50, in a Corporate Program. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table
C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .90% charge for mortality and expense risk, an investment advisory fee of .502% representing the average of the fees incurred in 2000 by the Funds in which the Divisions invest (the actual investment advisory fee is shown in the VIP Funds prospectuses), and a .091% charge that is an estimate of the Funds' expenses based on the average of the actual expenses incurred in fiscal year 2000. These charges take into account expense reimbursement arrangements expected to be in place for 2001 for some of the Funds. In the absence of the reimbursement arrangements for some of the Funds, the charges would have totaled .502% and
 .108%, respectively. After deduction for these amounts with expense reimbursement the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.493%, 4.507%, and 10.507%, respectively.

The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge. The premium tax charge, and all components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy Loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
PREMIUM TAX: 2.00%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT C--A HYPOTHETICAL GROSS
                               ANNUAL RATE OF RETURN at 0.00% (NET RATE at -
                                                  1.493%)
                              --------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      -------------------------------
             PREM              CASH              DEATH              CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE            BENEFIT
 ---       --------           -------           --------           -------           --------
  1        $  6,161           $ 3,050           $500,000           $ 4,882           $500,000
  2          12,630             5,900            500,000             9,606            500,000
  3          19,423             8,508            500,000            14,211            500,000
  4          26,555            10,866            500,000            18,630            500,000
  5          34,045            12,949            500,000            22,874            500,000
  6          41,908            14,739            500,000            26,947            500,000
  7          50,165            16,205            500,000            30,853            500,000
  8          58,834            17,305            500,000            34,535            500,000
  9          67,937            18,002            500,000            38,059            500,000
 10          77,496            18,267            500,000            41,369            500,000
 11          87,532            18,089            500,000            44,410            500,000
 12          98,070            17,435            500,000            47,246            500,000
 13         109,134            16,299            500,000            49,829            500,000
 14         120,752            14,650            500,000            52,106            500,000
 15         132,951            12,434            500,000            54,080            500,000
 16         145,760             9,585            500,000            55,758            500,000
 17         159,209             5,990            500,000            57,087            500,000
 18         173,331             1,510            500,000            58,012            500,000
 19         188,159                 0                  0            58,543            500,000
 20         203,728                 0                  0            58,625            500,000
 25         294,060                 0                  0            49,383            500,000
 30         409,348                 0                  0            10,940            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
                                                      (Monthly Premium:
                                                      $500.00)
PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT C--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN at 6.00% (NET RATE at
                                                   4.507%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,149           $500,000           $  5,041           $500,000
  2          12,630             6,283            500,000             10,222            500,000
  3          19,423             9,354            500,000             15,588            500,000
  4          26,555            12,349            500,000             21,077            500,000
  5          34,045            15,238            500,000             26,705            500,000
  6          41,908            17,994            500,000             32,480            500,000
  7          50,165            20,578            500,000             38,413            500,000
  8          58,834            22,938            500,000             44,453            500,000
  9          67,937            25,023            500,000             50,670            500,000
 10          77,496            26,788            500,000             57,016            500,000
 11          87,532            28,205            500,000             63,444            500,000
 12          98,070            29,223            500,000             70,023            500,000
 13         109,134            29,814            500,000             76,713            500,000
 14         120,752            29,926            500,000             83,470            500,000
 15         132,951            29,477            500,000             90,307            500,000
 16         145,760            28,374            500,000             97,236            500,000
 17         159,209            26,468            500,000            104,217            500,000
 18         173,331            23,576            500,000            111,212            500,000
 19         188,159            19,500            500,000            118,239            500,000
 20         203,728            14,026            500,000            125,261            500,000
 25         294,060                 0                  0            158,338            500,000
 30         409,348                 0                  0            179,275            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                         $6,000.00
PREMIUM TAX: 2.00%                                    (Monthly Premium:
                                                      $500.00)

                               FOR SEPARATE ACCOUNT C--A HYPOTHETICAL GROSS
                               ANNUAL RATE OF RETURN at 12.00% (NET RATE at
                                                 10.507%)
                             ---------------------------------------------------------------------
                                  GUARANTEED*                           CURRENT**
                             -------------------------------      --------------------------------
            PREM
             at               CASH              DEATH               CASH              DEATH
 YR         5.00%             VALUE            BENEFIT             VALUE             BENEFIT
 ---       -------           -------           --------           --------           --------
  1        $ 6,161           $ 3,247           $500,000           $  5,197           $500,000
  2         12,630             6,674            500,000             10,852            500,000
  3         19,423            10,253            500,000             17,052            500,000
  4         26,555            13,993            500,000             23,784            500,000
  5         34,045            17,883            500,000             31,115            500,000
  6         41,908            21,922            500,000             39,113            500,000
  7         50,165            26,095            500,000             47,856            500,000
  8         58,834            30,375            500,000             57,366            500,000
  9         67,937            34,740            500,000             67,795            500,000
 10         77,496            39,173            500,000             79,191            500,000
 11         87,532            43,677            500,000             91,610            500,000
 12         98,070            48,236            500,000            105,234            500,000
 13        109,134            52,860            500,000            120,159            500,000
 14        120,752            57,539            500,000            136,494            500,000
 15        132,951            62,240            500,000            154,418            500,000
 16        145,760            66,922            500,000            174,135            500,000
 17        159,209            71,496            500,000            195,829            500,000
 18        173,331            75,850            500,000            219,721            500,000
 19        188,159            79,860            500,000            246,113            500,000
 20        203,728            83,396            500,000            275,312            500,000
 25        294,060            89,601            500,000            478,133            554,635
 30        409,348            47,510            500,000            814,312            871,314

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
                                                     (Monthly Premium:
                                                     $1,000.00)
PREMIUM TAX: 2.00%

                                FOR SEPARATE ACCOUNT C--A HYPOTHETICAL GROSS
                               ANNUAL RATE OF RETURN at 0.00% (NET RATE at --
                                                   1.493%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $ 12,322           $ 8,813           $508,813           $ 10,650           $510,650
  2          25,261            17,322            517,322             21,047            521,047
  3          38,846            25,486            525,486             31,229            531,229
  4          53,111            33,297            533,297             41,129            541,129
  5          68,090            40,731            540,731             50,757            550,757
  6          83,817            47,770            547,770             60,117            560,117
  7         100,330            54,384            554,384             69,213            569,213
  8         117,669            60,532            560,532             77,983            577,983
  9         135,875            66,179            566,179             86,498            586,498
 10         154,992            71,298            571,298             94,697            594,697
 11         175,064            75,885            575,885            102,519            602,519
 12         196,140            79,912            579,912            110,035            610,035
 13         218,269            83,382            583,382            117,190            617,190
 14         241,505            86,273            586,273            123,924            623,924
 15         265,903            88,540            588,540            130,245            630,245
 16         291,521            90,134            590,134            136,157            636,157
 17         318,419            90,958            590,958            141,602            641,602
 18         346,663            90,899            590,899            146,522            646,522
 19         376,319            89,846            589,846            150,931            650,931
 20         407,457            87,701            587,701            154,771            654,771
 25         588,120            58,862            558,862            162,496            662,496
 30         818,697                 0                  0            139,627            639,627

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
                                                     (Monthly Premium:
                                                     $1,000.00)
PREMIUM TAX: 2.00%

                                 FOR SEPARATE ACCOUNT C--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN at 6.00% (NET RATE at
                                                   4.507%)
                              ----------------------------------------------------------------------
                                   GUARANTEED*                            CURRENT**
                              --------------------------------      --------------------------------
             PREM               CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE             BENEFIT             VALUE             BENEFIT
 ---       --------           --------           --------           --------           --------
  1        $ 12,322           $  9,100           $509,100           $ 10,997           $510,997
  2          25,261             18,433            518,433             22,393            522,393
  3          38,846             27,961            527,961             34,241            534,241
  4          53,111             37,680            537,680             46,489            546,489
  5          68,090             47,569            547,569             59,160            559,160
  6          83,817             57,609            557,609             72,275            572,275
  7         100,330             67,772            567,772             85,852            585,852
  8         117,669             78,014            578,014             99,845            599,845
  9         135,875             88,296            588,296            114,341            614,341
 10         154,992             98,583            598,583            129,294            629,294
 11         175,064            108,864            608,864            144,659            644,659
 12         196,140            119,100            619,100            160,522            660,522
 13         218,269            129,286            629,286            176,842            676,842
 14         241,505            139,386            639,386            193,575            693,575
 15         265,903            149,343            649,343            210,739            710,739
 16         291,521            159,090            659,090            228,352            728,352
 17         318,419            168,506            668,506            246,369            746,369
 18         346,663            177,449            677,449            264,741            764,741
 19         376,319            185,769            685,769            283,490            783,490
 20         407,457            193,322            693,322            302,565            802,565
 25         588,120            215,814            715,814            399,889            899,889
 30         818,697            192,700            692,700            486,834            986,834

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)

                            FOR SEPARATE ACCOUNT C--A HYPOTHETICAL GROSS
                            ANNUAL RATE OF RETURN at 12.00% (NET RATE at
                                              10.507%)
                        ----------------------------------------------------------------
                              GUARANTEED*                        CURRENT**
                        ------------------------------    ------------------------------
           PREM            CASH            DEATH             CASH            DEATH
 YR      at 5.00%         VALUE           BENEFIT           VALUE           BENEFIT
 ---     --------       ----------       ----------       ----------       ----------
  1      $ 12,322       $    9,382       $  509,382       $   11,339       $  511,339
  2        25,261           19,569          519,569           23,769          523,769
  3        38,846           30,592          530,592           37,441          537,441
  4        53,111           42,528          542,528           52,412          552,412
  5        68,090           55,441          555,441           68,824          568,824
  6        83,817           69,408          569,408           86,827          586,827
  7       100,330           84,502          584,502          106,591          606,591
  8       117,669          100,792          600,792          128,229          628,229
  9       135,875          118,360          618,360          152,008          652,008
 10       154,992          137,301          637,301          178,085          678,085
 11       175,064          157,748          657,748          206,631          706,631
 12       196,140          179,821          679,821          237,976          737,976
 13       218,269          203,686          703,686          272,350          772,350
 14       241,505          229,499          729,499          310,003          810,003
 15       265,903          257,408          757,408          351,280          851,280
 16       291,521          287,572          787,572          396,562          896,562
 17       318,419          320,114          820,114          446,200          946,200
 18       346,663          355,154          855,154          500,584        1,000,584
 19       376,319          392,821          892,821          560,220        1,060,220
 20       407,457          433,273          933,273          625,590        1,125,590
 25       588,120          686,020        1,186,020        1,058,176        1,558,176
 30       818,697        1,044,488        1,544,488        1,732,100        2,232,100

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: A                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $12,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $1,000.00)

                                FOR SEPARATE ACCOUNT C--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN at 0.00% (NET RATE at -
                                                   1.493%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $ 12,322           $ 7,530           $500,000           $  9,983           $500,000
  2          25,261            14,723            500,000             19,755            500,000
  3          38,846            21,514            500,000             29,229            500,000
  4          53,111            27,875            500,000             38,478            500,000
  5          68,090            33,786            500,000             47,450            500,000
  6          83,817            39,249            500,000             56,095            500,000
  7         100,330            44,242            500,000             64,484            500,000
  8         117,669            48,770            500,000             72,573            500,000
  9         135,875            52,817            500,000             80,320            500,000
 10         154,992            56,344            500,000             87,736            500,000
 11         175,064            59,306            500,000             94,834            500,000
 12         196,140            61,614            500,000            101,573            500,000
 13         218,269            63,165            500,000            107,914            500,000
 14         241,505            63,849            500,000            113,876            500,000
 15         265,903            63,563            500,000            119,420            500,000
 16         291,521            62,240            500,000            124,511            500,000
 17         318,419            59,798            500,000            129,166            500,000
 18         346,663            56,165            500,000            133,159            500,000
 19         376,319            51,242            500,000            136,414            500,000
 20         407,457            44,835            500,000            138,895            500,000
 25         588,120                 0                  0            135,997            500,000
 30         818,697                 0                  0             92,808            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                   AGE: 50
DEATH BENEFIT OPTION: A                             ANNUAL PREMIUM: $12,000.00
PREMIUM EXPENSE CHARGE: 2.00%                       (Monthly Premium:
PREMIUM TAX: 2.00%                                  $1,000.00)


                                 FOR SEPARATE ACCOUNT C--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN at 6.00% (NET RATE at
                                                   4.507%)
                              ----------------------------------------------------------------------
                                   GUARANTEED*                            CURRENT**
                              --------------------------------      --------------------------------
             PREM               CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE             BENEFIT             VALUE             BENEFIT
 ---       --------           --------           --------           --------           --------
  1        $ 12,322           $  7,776           $500,000           $ 10,309           $500,000
  2          25,261             15,675            500,000             21,020            500,000
   3         38,846             23,634            500,000             32,062            500,000
  4          53,111             31,628            500,000             43,523            500,000
  5          68,090             39,639            500,000             55,368            500,000
  6          83,817             47,672            500,000             67,566            500,000
  7         100,330             55,709            500,000             80,206            500,000
  8         117,669             63,763            500,000             93,270            500,000
  9         135,875             71,824            500,000            106,737            500,000
 10         154,992             79,864            500,000            120,647            500,000
 11         175,064             87,850            500,000            135,040            500,000
 12         196,140             95,708            500,000            149,913            500,000
 13         218,269            103,352            500,000            165,269            500,000
 14         241,505            110,693            500,000            181,167            500,000
 15         265,903            117,652            500,000            197,624            500,000
 16         291,521            124,180            500,000            214,665            500,000
 17         318,419            130,224            500,000            232,370            500,000
 18         346,663            135,742            500,000            250,647            500,000
 19         376,319            140,672            500,000            269,537            500,000
 20         407,457            144,879            500,000            289,128            500,000
 25         588,120            145,968            500,000            401,273            500,000
 30         818,697             71,058            500,000            553,379            581,048

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                   AGE: 50
DEATH BENEFIT OPTION: A                             ANNUAL PREMIUM: $12,000.00
PREMIUM EXPENSE CHARGE: 2.00%                       (Monthly Premium:
PREMIUM TAX: 2.00%                                  $1,000.00)


                            FOR SEPARATE ACCOUNT C--A HYPOTHETICAL GROSS
                            ANNUAL RATE OF RETURN at 12.00% (NET RATE at
                                              10.507%)
                        ----------------------------------------------------------------
                              GUARANTEED*                        CURRENT**
                        ------------------------------    ------------------------------
           PREM            CASH            DEATH             CASH            DEATH
 YR      at 5.00%         VALUE           BENEFIT           VALUE           BENEFIT
 ---     --------       ----------       ----------       ----------       ----------
  1      $ 12,322       $    8,018       $  500,000       $   10,629       $  500,000
  2        25,261           16,647          500,000           22,312          500,000
  3        38,846           25,888          500,000           35,072          500,000
  4        53,111           35,784          500,000           49,099          500,000
  5        68,090           46,395          500,000           64,479          500,000
  6        83,817           57,812          500,000           81,312          500,000
  7       100,330           70,120          500,000           99,833          500,000
  8       117,669           83,447          500,000          120,196          500,000
  9       135,875           97,916          500,000          142,575          500,000
 10       154,992          113,657          500,000          167,225          500,000
 11       175,064          130,814          500,000          194,436          500,000
 12       196,140          149,531          500,000          224,494          500,000
 13       218,269          169,973          500,000          257,736          500,000
 14       241,505          192,352          500,000          294,594          500,000
 15       265,903          216,946          500,000          335,533          500,000
 16       291,521          244,129          500,000          381,099          500,000
 17       318,419          274,352          500,000          431,937          514,005
 18       346,663          308,179          500,000          488,168          576,038
 19       376,319          346,283          500,000          550,040          643,547
 20       407,457          389,464          500,000          618,119          717,018
 25       588,120          697,430          746,250        1,078,638        1,154,143
 30       818,697        1,201,647        1,261,729        1,832,307        1,923,923

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                   AGE: 50
DEATH BENEFIT OPTION: B                             ANNUAL PREMIUM: $26,000.00
PREMIUM EXPENSE CHARGE: 2.00%                       (Monthly Premium:
PREMIUM TAX: 2.00%                                  $2,166.67)

                              FOR SEPARATE ACCOUNT C--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN at 0.00% (NET RATE at -
                                                 1.493%)
                             ---------------------------------------------------------------
                                  GUARANTEED*                        CURRENT**
                             -----------------------------     -----------------------------
             PREM              CASH            DEATH             CASH            DEATH
 YR        at 5.00%           VALUE           BENEFIT           VALUE           BENEFIT
 --       ----------         --------         --------         --------         --------
  1       $   26,698         $ 20,828         $520,828         $ 23,299         $523,299
  2           54,732           41,055          541,055           46,156          546,156
  3           84,168           60,614          560,614           68,483          568,483
  4          115,075           79,473          579,473           90,352          590,352
  5          147,528           97,606          597,606          111,705          611,705
  6          181,603          115,014          615,014          132,486          632,486
  7          217,382          131,671          631,671          152,767          652,767
  8          254,950          147,583          647,583          172,497          672,497
  9          294,397          162,732          662,732          191,619          691,619
 10          335,816          177,075          677,075          210,143          710,143
 11          379,305          190,566          690,566          228,077          728,077
 12          424,970          203,111          703,111          245,365          745,365
 13          472,917          214,599          714,599          261,952          761,952
 14          523,262          224,923          724,923          277,854          777,854
 15          576,124          233,987          733,987          293,017          793,017
 16          631,629          241,746          741,746          307,387          807,387
 17          689,909          248,147          748,147          320,981          820,981
 18          751,104          253,164          753,164          333,492          833,492
 19          815,358          256,752          756,752          344,812          844,812
 20          882,825          258,779          758,779          354,894          854,894
 25        1,274,261          237,196          737,196          382,323          882,323
 30        1,773,845          140,707          640,707          358,842          858,842

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $26,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $2,166.67.00)

                               FOR SEPARATE ACCOUNT C--A HYPOTHETICAL GROSS
                               ANNUAL RATE OF RETURN at 6.00% (NET RATE at
                                                 4.507%)
                            ------------------------------------------------------------------
                                 GUARANTEED*                          CURRENT**
                            ------------------------------     -------------------------------
            PREM              CASH             DEATH             CASH              DEATH
 YR       at 5.00%           VALUE            BENEFIT            VALUE            BENEFIT
 ---      ---------         --------         ---------         ---------         ---------
  1       $  26,698         $ 21,507         $ 521,507         $  24,059         $ 524,059
  2          54,732           43,685           543,685            49,105           549,105
  3          84,168           66,483           566,483            75,085           575,085
  4         115,075           89,889           589,889           102,108           602,108
  5         147,528          113,891           613,891           130,153           630,153
  6         181,603          138,505           638,505           159,200           659,200
  7         217,382          163,723           663,723           189,361           689,361
  8         254,950          189,565           689,565           220,625           720,625
  9         294,397          216,030           716,030           252,975           752,975
 10         335,816          243,090           743,090           286,461           786,461
 11         379,305          270,712           770,712           321,133           821,133
 12         424,970          298,812           798,812           356,978           856,978
 13         472,917          327,283           827,283           393,983           893,983
 14         523,262          356,014           856,014           432,205           932,205
 15         576,124          384,902           884,902           471,633           971,633
 16         631,629          413,887           913,887           512,255         1,012,255
 17         689,909          442,901           942,901           554,130         1,054,130
 18         751,104          471,896           971,896           596,988         1,096,988
 19         815,358          500,806         1,000,806           640,745         1,140,745
 20         882,825          529,470         1,029,470           685,375         1,185,375
 25       1,274,261          658,800         1,158,800           917,593         1,417,593
 30       1,773,845          732,345         1,232,345         1,151,053         1,651,053

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 50
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 2.00%                        $26,000.00
PREMIUM TAX: 2.00%                                   (Monthly Premium:
                                                     $2,166.67)


                              FOR SEPARATE ACCOUNT C--A HYPOTHETICAL GROSS
                              ANNUAL RATE OF RETURN at 12.00% (NET RATE at
                                                10.507%)
                          ----------------------------------------------------------------
                                GUARANTEED*                        CURRENT**
                          ------------------------------    ------------------------------
            PREM             CASH            DEATH             CASH            DEATH
 YR       at 5.00%          VALUE           BENEFIT           VALUE           BENEFIT
 ---     ----------       ----------       ----------       ----------       ----------
  1      $   26,698       $   22,175       $  522,175       $   24,806       $  524,806
  2          54,732           46,371          546,371           52,118          552,118
  3          84,168           72,720          572,720           82,099          582,099
  4         115,075          101,404          601,404          115,097          615,097
  5         147,528          132,629          632,629          151,362          651,362
  6         181,603          166,652          666,652          191,166          691,166
  7         217,382          203,728          703,728          234,952          734,952
  8         254,950          244,173          744,173          283,075          783,075
  9         294,397          288,310          788,310          335,922          835,922
 10         335,816          336,470          836,470          393,990          893,990
 11         379,305          389,014          889,014          457,827          957,827
 12         424,970          446,290          946,290          527,972        1,027,972
 13         472,917          508,666        1,008,666          605,018        1,105,018
 14         523,262          576,545        1,076,545          689,698        1,189,698
 15         576,124          650,389        1,150,389          782,745        1,282,745
 16         631,629          730,758        1,230,758          884,972        1,384,972
 17         689,909          818,264        1,318,264          997,351        1,497,351
 18         751,104          913,610        1,413,610        1,120,612        1,620,612
 19         815,358        1,017,553        1,517,553        1,255,769        1,755,769
 20         882,825        1,130,840        1,630,840        1,404,008        1,904,008
 25       1,274,261        1,865,100        2,365,100        2,389,120        2,889,120
 30       1,773,845        2,976,544        3,476,544        3,949,787        4,449,787

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume premiums are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                                    PART II
                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     Article III, Section 13 of the Company's Bylaws provide: "The Corporation may indemnify any person who is made a party to any civil or criminal suit, or made a subject of any administrative or investigative proceeding by reason of the fact that he is or was a director, officer, or agent of the Corporation. This indemnity may extend to expenses, including attorney's fees, judgments, fine, and amounts paid in settlement. The indemnity shall not be available to persons being sued by or upon the information of the Corporation not to person who are being investigated by the Corporation. The indemnity shall be discretionary with the Board of Directors and shall not be granted until the Board of Directors has made a determination that the person who would be indemnified acted in good faith and in a manner he reasonably believed to be in the best interest of the Corporation. The Corporation shall have such other and further powers of indemnification as are not inconsistent with the laws of Missouri."

     Insofar as indemnification for liability arising under the Securities Act of l933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the Charter and Articles of Incorporation of the Company, the By-Laws of the Company, agreement, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                   REPRESENTATION CONCERNING FEES AND CHARGES


      Paragon Life Insurance Company hereby represents that the fees and charges deducted under the terms of the Contract are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected, and the risks assumed by Paragon.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and Documents:

      The facing sheet.

      The Prospectus consisting of 90 pages.
      The undertaking to file reports required by Section 15 (d), 1934 Act.
      The undertaking pursuant to Rule 484.
      Representation concerning fees and charges.
      The signatures.

1. The following exhibits (which correspond in number to the numbers under paragraph A of the instructions as to exhibits for Form N-8B-2):

      (1) Resolution of the Board of Directors of the Company authorizing establishment of the Separate Account 3

      (2)  Not applicable.

      (3)  (a)  Proposed form of Underwriting Agreement. 3

           (b)  Proposed form of Selling Agreement. 2

           (c)  Commission Schedule 6

      (4)  Not applicable.

      (5)  (a)  Proposed form of Group Contract (30023). 3

           (b)  Proposed form of Individual Policy and Policy
                Riders (30021). 3,4

           (c)  Proposed form of Certificate and Certificate
                Riders (30022). 3,4

      (6) (a) Amended Charter and Articles of Incorporation of the Company 2

           (b)  By-Laws of the Company 2

      (7)  Not applicable.

      (8)  Series Participation Agreement

           (a) Form of Participation Agreement with Fidelity Variable Insurance Products Fund. 2

           (b) Form of Participation Agreement with Fidelity Variable Insurance Products Fund II. 2

           (c) Form of Participation Agreement with Fidelity Variable Insurance Products Fund III. 3

      (9)  Not applicable.


      (10) (a)  Form of Application for Group Contract (10914). 5

          (b)  Form of Application for Individual Insurance
               Guaranteed Issue (Group Contract 10915). 5

          (c)  Form of Application for Employee Insurance
               (Simplified Issue) (Group Contract 10921, 10920). 5

          (d)  Form of Application for Spouse Insurance (Group
               Contracts 10917). 5

          (e)  Form of Application for Employee Insurance
               Guaranteed Issue (Individual Policy 10352, 33100). 5

          (f)  Form of Application for Employee Insurance
               (Simplified Issue) (Individual Policy 10357). 5

          (g)  Form of Application for Spouse Insurance
               (Individual Policy 10354). 5

          (h)  Form of Application Supplement (33106). 6

2. Memorandum describing the Company's issuance, transfer, and redemption procedures for the Policies and the Company's procedure for conversion to a fixed benefit policy. 3

3. Opinion of Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company. 3

4.  Not Applicable

5.  Not Applicable

6.  Not Applicable

7.  Opinion and consent of Craig K. Nordyke, F.S.A., M.A.A.A.,
    Executive Vice President and Chief Actuary. 1

8 (a) The consent of Deloitte & Touche Peat Marwick LLP, Independent Certified Public Accountants. 1

  (b)  The consent of KPMG LLP, Independent Certified Public Accounts. 1

  (c)  Written consent of Sutherland Asbill & Brennan LLP. 1

9. Original powers of attorney authorizing the Company's Secretary and Assistant Secretaries as well as William L. Hutton, Esq. and Christopher A. Martin Esq, and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company. 7

                                     * * *

1    Filed herewith.

2 Incorporated by reference to the Pre-Effective Amendment No. 1 on Form S-6 found in File No. 333-80393, filed with the Securities and Exchange Commission on September 1, 1999.

3 Incorporated by reference to the Post-Effective Amendment No. 7 on Form S-6 found in File No. 33-67970, filed with the Securities and Exchange Commission on April 28, 2000.

4 Incorporated by reference to the Post-Effective Amendment No. 12 on Form S-6 found in File No. 33-18341, filed with the Securities and Exchange Commission on April 28, 2000 for Policy and Certificate Riders only.

5 Incorporated by reference to the Post-Effective Amendment No. 12 on Form S-6 found in File No. 33-18341, filed with the Securities and Exchange Commission on April 28, 2000.

6 Incorporated by reference Post-Effective Amendment No. 6 on Form S-6 found in File No. 33-75776, filed with the Securities and Exchange Commission on April 28, 2000.

7 Incorporated by reference Post-Effective Amendment No. 13 on Form S-6 found in File No. 33-18341, filed with the Securities and Exchange Commission on April 25, 2001.

                                     II-5
33-75776

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, Paragon Life Insurance Company and Separate Account C of Paragon Life Insurance Company certify that they meet all the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) under the Securities Act of l933 and have duly caused this amended Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of Paragon Life Insurance Company to be hereunto affixed and attested, all in the City of St. Louis, State of Missouri, on the 25th day of April, 2001.



(Seal)                                 Paragon Life Insurance Company



Attest:/s/Matthew P. McCauley        By:/s/Anthony F. Trani
          ---------------------            --------------------------
       Matthew P. McCauley,             Anthony F. Trani, President
       Secretary                        and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                     Title                         Date


/s/Anthony F. Trani                                         4/25/01
------------------------
Anthony F. Trani              President and Director
                              (Chief Executive Officer)


/s/Craig K. Nordyke                                         4/25/01
------------------------
Craig K. Nordyke              Vice President,
                              General Counsel,
                              Secretary and Director



/s/Matthew P. McCauley        Executive Vice President,     4/25/01
------------------------      Chief Actuary and
Matthew P. McCauley           Director


________________________
Michael J. McDermott*         Vice President and Director



________________________
Nicholas D. Latrenta*         Director



________________________
Roy C. Albertali*             Director

Signature                      Title                  Date

__________________________
Eugene Marks. Jr.*         Director


__________________________
Stanley J. Talbi*          Director


__________________________
Michael W. Witwer*         Director



By:/s/Matthew P. McCauley                              4/25/01
--------------------------
  Matthew P. McCauley


*Original powers of attorney authorizing the Company's Secretary and Assistant Secretaries as well as William L. Hutton, Esq. and Christopher A. Martin, Esq., and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company have been filed with the Securities and Exchange Commission.

33-75776

                                 EXHIBIT INDEX





7. Opinion and Consent of Craig K. Nordyke, F.S.A., M.A.A.A., Executive Vice President and Chief Actuary.

8(a). Written consent of Deliotte & Touche LLP, Independent Certified Public Accountants.

 (b).    Written consent of KPMG LLP, Independent Certified Public Accountants.

 (c).    Written consent of Sutherland Asbill & Brennan LLP.